                                                                    EXHIBIT 99.2

                              [NATIONAL CITY LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                 MARCH 31, 2005

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS

Consolidated Financial Highlights                                        3-4
Consolidated Statements of Income                                          5
Consolidated Period-End Balance Sheets                                     6
Consolidated Average Balance Sheets                                        7
Selected Average Balances                                                  8
Selected Period-End Balances                                               9
Securitized Balances                                                      10
Average Balances/Net Interest Income/Rates                             11-13
Stockholder Data                                                          14
Capitalization                                                            15
Noninterest Income                                                        16
Noninterest Expense                                                       16
Salaries, Benefits, and Other Personnel Expense                           17
Full-Time Equivalent Employees by Line of Business                        17
Credit Quality Statistics                                              18-20
Ten Largest Nonperforming Loans                                           20
Commercial Loan Industry Concentration                                    20
Consumer and Small Business Financial Services Performance Measures       21
Asset Management Performance Measures                                     22
Mortgage Banking Statistics                                            23-25
First Franklin Loan Origination and Portfolio Statistics                  26
Home Equity Portfolio Statistics                                          27
Line of Business Results                                               28-33

MONTHLY FINANCIAL TRENDS

Consolidated Selected Average Balances                                    34
Capitalization                                                            35
Full-Time Equivalent Employees By Line of Business                        35
Consumer and Small Business Financial Services Performance Measures       36
Asset Management Performance Measures                                     37
Mortgage Banking Statistics                                               37
First Franklin Loan Origination and Portfolio Statistics                  38

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

CHANGES TO THIS FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

MORTGAGE BANKING STATISTICS - PAGE 25

A rollforward of the portfolio of mortgage loans serviced for third parties by the National City Home Loan Services (NCHLS) business unit was added to this section.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                        2005                 2004                               2003
                                                      -------  ---------------------------------  --------------------------------
                                                      1ST QTR  4TH QTR 3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR 2ND QTR 1ST QTR
                                                      -------  ------- -------  -------  -------  -------  ------- ------- -------
EARNINGS

Tax-equivalent interest income                        $1,772   $1,752  $1,620   $1,402   $1,350   $1,416   $1,554  $1,528  $1,527
Interest expense                                         594      509     424      335      325      375      403     426     426
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
Tax-equivalent net interest income                     1,178    1,243   1,196    1,067    1,025    1,041    1,151   1,102   1,101
Provision for credit losses                               70       81      98       61       83      148      107     183     200
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
Tax-equivalent NII after provision for credit losses   1,108    1,162   1,098    1,006      942      893    1,044     919     901
Fees and other income                                    775    1,442   1,023      861    1,118      981      484     981   1,103
Securities gains (losses), net                            14       11       3        5        -       10        5      32       -
Noninterest expense                                    1,155    1,271   1,233    1,075      986    1,045    1,008   1,026   1,009
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
Income before taxes and tax-equivalent adjustment        742    1,344     891      797    1,074      839      525     906     995
Income taxes                                             250      376     292      273      357      288      175     313     344
Tax-equivalent adjustment                                  8        8       8        5        7        7        6       7       8
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
Net income                                            $  484   $  960  $  591   $  519   $  710   $  544   $  344  $  586  $  643
                                                      ======   ======  ======   ======   ======   ======   ======  ======  ======
Effective tax rate                                      34.1%    28.1%   33.2%    34.4%    33.5%    34.6%    33.8%   34.8%   34.8%

PER COMMON SHARE

Net income:
    Basic                                             $  .75   $ 1.48  $  .88   $  .84   $ 1.17   $  .89   $  .56  $  .96  $ 1.05
    Diluted                                              .74     1.46     .86      .83     1.16      .88      .56     .94    1.05
Dividends paid                                           .35      .35     .35      .32      .32      .32      .32    .305    .305
Book value                                             19.82    19.80   18.98    16.86    16.25    15.39    14.89   14.72   14.05
Market value (close)                                   33.50    37.55   38.62    35.01    35.58    33.94    29.46   32.71   27.85
Average shares:
    Basic                                              643.0    652.9   663.3    619.1    605.9    607.6    613.6   612.1   611.5
    Diluted                                            652.5    666.3   677.1    625.5    612.6    612.7    619.0   618.4   615.6

PERFORMANCE RATIOS

Return on average common equity                        15.35%   29.70%  19.00%   20.13%   29.58%   22.99%   14.87%  26.74%  30.60%
Return on average total equity                         15.37    29.72   19.01    20.13    29.58    22.99    14.87   26.74   30.60
Return on average assets                                1.42     2.77    1.76     1.80     2.61     1.88     1.10    1.97    2.24
Net interest margin                                     3.85     4.09    4.04     4.09     4.16     4.03     4.10    4.11    4.21
Efficiency ratio                                       59.16    47.34   55.54    55.77    46.03    51.69    61.62   49.27   45.77

LINE OF BUSINESS (LOB) RESULTS(1)

NET INCOME:
National City Mortgage                                $   83   $   13  $  139   $   16   $  273   $  263  ($    2) $  264  $  411
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business Financial Services         162      181     176      166      153      144      166     167     141
  Wholesale Banking                                      186      196     167      164      140       81      129      61      59
  National Consumer Finance                              151      132     172      178      164       91      126     111      91
  Asset Management                                        21       18      25       64       25       23       24      27      19
  National Processing                                      -       (9)     17       14       12       15       14      11       9
  Parent and Other                                      (119)     429    (105)     (83)     (57)     (73)    (113)    (55)    (87)
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
TOTAL RONC                                               401      947     452      503      437      281      346     322     232
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
TOTAL CONSOLIDATED NATIONAL CITY CORPORATION          $  484   $  960  $  591   $  519   $  710   $  544   $  344  $  586  $  643
                                                      ======   ======  ======   ======   ======   ======   ======  ======  ======

LOB CONTRIBUTION TO DILUTED EARNINGS PER SHARE:
National City Mortgage                                $  .13   $  .01  $  .20   $  .02   $  .45   $  .42        -  $  .43  $  .67
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business Financial Services         .25      .27     .26      .27      .25      .23   $  .27     .27     .23
  Wholesale Banking                                      .28      .29     .25      .26      .23      .13      .21     .10     .09
  National Consumer Finance                              .23      .20     .25      .28      .27      .15      .20     .18     .15
  Asset Management                                       .03      .03     .04      .10      .04      .04      .04     .04     .03
  National Processing                                      -     (.01)    .02      .02      .02      .03      .02     .02     .01
  Parent and Other                                      (.18)     .67    (.16)    (.12)    (.10)    (.12)    (.18)   (.10)   (.13)
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
TOTAL RONC                                               .61     1.45     .66      .81      .71      .46      .56     .51     .38
                                                      ------   ------  ------   ------   ------   ------   ------  ------  ------
TOTAL CONSOLIDATED NATIONAL CITY CORPORATION          $  .74   $ 1.46  $  .86   $  .83   $ 1.16   $  .88   $  .56  $  .94  $ 1.05
                                                      ======   ======  ======   ======   ======   ======   ======  ======  ======

(1) See pages 28-33 for more detail on Line of Business results

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
                                 ($ IN MILLIONS)

                                                                   2005                        2004
                                                                 ---------  ------------------------------------------
                                                                  1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                 ---------  ---------  ---------  ---------  ---------
CREDIT QUALITY STATISTICS

Net charge-offs                                                  $     87   $    104   $     97   $     63   $     82
Provision for credit losses                                            70         81         98         61         83
Loan loss allowance                                                 1,179      1,188      1,178      1,028      1,011
Lending-related commitment allowance                                   93        100        127        117        115
Nonperforming assets                                                  578        563        628        544        606
Annualized net charge-offs to average portfolio loans                 .35%       .41%       .41%       .30%       .42%
Loan loss allowance to period-end portfolio loans                    1.15       1.19       1.21       1.22       1.26
Loan loss allowance to nonperforming portfolio loans               242.76     253.42     234.48     234.09     200.41
Loan loss allowance (period-end) to annualized net charge-offs     330.46     290.31     302.46     407.33     305.75
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                      .56        .56        .64        .64        .76

CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                                    7.96%      8.25%      8.20%      9.03%      9.36%
Total risk-based capital(1)                                         11.35      11.79      11.81      13.08      13.67
Leverage(1)                                                          7.20       7.31       7.38       7.90       8.19
Period-end equity to assets                                          8.98       9.19       9.15       8.83       8.84
Period-end tangible common equity to assets(2)                       6.66       6.84       6.72       7.65       7.88
Average equity to assets                                             9.23       9.32       9.25       8.94       8.82
Average equity to portfolio loans                                   12.63      12.98      12.97      12.51      12.21
Average portfolio loans to deposits                                124.07     118.67     115.52     114.03     120.30
Average portfolio loans to core deposits                           150.72     145.37     141.21     132.75     135.51
Average portfolio loans to earning assets                           82.43      81.52      80.56      79.24      80.08
Average securities to earning assets                                 7.10       7.84       8.17       6.36       6.62

AVERAGE BALANCES

Assets                                                           $138,377   $137,909   $133,602   $115,948   $109,530
Portfolio loans                                                   101,144     99,006     95,324     82,863     79,085
Loans held for sale or securitization                              11,502     11,503     11,861     13,910     12,323
Securities (at cost)                                                8,714      9,524      9,670      6,646      6,537
Earning assets                                                    122,708    121,453    118,332    104,567     98,759
Core deposits                                                      67,109     68,105     67,506     62,420     58,360
Purchased deposits and funding                                     54,713     53,030     49,907     40,080     38,253
Total equity                                                       12,779     12,847     12,359     10,370      9,659

PERIOD-END BALANCES

Assets                                                           $140,836   $139,280   $136,499   $117,087   $111,470
Portfolio loans                                                   102,786    100,138     97,439     84,537     79,927
Loans held for sale or securitization                              11,639     12,430     10,745     12,467     12,478
Securities (at fair value)                                          8,614      9,281      9,759      6,517      6,881
Core deposits                                                      68,336     67,297     67,003     61,851     60,030
Purchased deposits and funding                                     55,274     55,282     52,535     41,473     37,343
Total equity                                                       12,643     12,804     12,492     10,335      9,854


                                                                                     2003
                                                                 ------------------------------------------
                                                                  4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                 ---------  ---------  ---------  ---------
CREDIT QUALITY STATISTICS

Net charge-offs                                                  $    150   $    125   $    164   $    170
Provision for credit losses                                           148        107        183        200
Loan loss allowance                                                 1,023      1,030      1,053      1,032
Lending-related commitment allowance                                  102         99         94         96
Nonperforming assets                                                  657        756        818        822
Annualized net charge-offs to average portfolio loans                 .76%       .64%       .88%       .95%
Loan loss allowance to period-end portfolio loans                    1.29       1.32       1.39       1.38
Loan loss allowance to nonperforming portfolio loans               186.09     163.80     148.73     148.15
Loan loss allowance (period-end) to annualized net charge-offs     171.81     208.55     159.72     149.14
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                      .83        .97       1.08       1.10

CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                                    8.79%      8.11%      8.12%      7.82%
Total risk-based capital(1)                                         13.12      12.29      12.39      11.65
Leverage(1)                                                          7.43       6.58       6.78       6.55
Period-end equity to assets                                          8.18       7.49       7.32       7.30
Period-end tangible common equity to assets(2)                       7.23       6.59       6.42       6.39
Average equity to assets                                             8.20       7.41       7.38       7.33
Average equity to portfolio loans                                   12.05      11.90      11.70      11.65
Average portfolio loans to deposits                                116.37     107.50     108.45     110.78
Average portfolio loans to core deposits                           133.21     125.80     127.10     130.48
Average portfolio loans to earning assets                           75.47      68.82      69.92      69.84
Average securities to earning assets                                 6.33       5.95       6.89       7.92

AVERAGE BALANCES

Assets                                                           $114,566   $123,747   $119,131   $116,412
Portfolio loans                                                    77,901     77,064     75,065     73,183
Loans held for sale or securitization                              17,680     27,036     24,118     22,524
Securities (at cost)                                                6,534      6,667      7,397      8,295
Earning assets                                                    103,218    111,984    107,355    104,785
Core deposits                                                      58,479     61,258     59,060     56,087
Purchased deposits and funding                                     43,267     49,743     47,551     47,740
Total equity                                                        9,390      9,171      8,786      8,529

PERIOD-END BALANCES

Assets                                                           $114,036   $121,057   $123,437   $117,591
Portfolio loans                                                    79,279     77,756     75,839     74,933
Loans held for sale or securitization                              15,368     23,615     26,796     21,740
Securities (at fair value)                                          6,866      6,755      7,377      8,464
Core deposits                                                      58,922     58,680     60,727     57,858
Purchased deposits and funding                                     41,983     49,010     48,762     46,492
Total equity                                                        9,329      9,068      9,030      8,587

(1) First quarter 2005 regulatory capital ratios are based upon preliminary data

(2) Excludes goodwill and other intangible assets

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              2005                                  2004
                                                          -------------  ----------------------------------------------------------
                                                             1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                          -------------  -------------  -------------  -------------  -------------
INTEREST INCOME:
 Loans                                                    $   1,640,874  $   1,597,934  $   1,478,859  $   1,305,225  $   1,249,107
 Securities:
  Taxable                                                        89,776        100,509        103,590         65,332         69,293
  Exempt from Federal income taxes                                8,389          8,106          7,820          8,544          8,199
  Dividends                                                       7,993          7,868          7,528          4,670          4,206
 Federal funds sold and security resale agreements                2,054          2,283          1,668          1,505            729
 Other investments                                               15,735         28,726         12,975          9,827         12,404
                                                          -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST INCOME                                      1,764,821      1,745,426      1,612,440      1,395,103      1,343,938

INTEREST EXPENSE:
 Deposits                                                       312,702        275,894        230,042        201,650        188,545
 Federal funds borrowed and security
   repurchase agreements                                         37,654         30,651         25,778         19,664         18,004
 Borrowed funds                                                   6,498          5,384          3,794          3,101          2,958
 Long-term debt                                                 237,088        197,420        164,343        110,303        115,804
                                                          -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                                       593,942        509,349        423,957        334,718        325,311

   NET INTEREST INCOME                                        1,170,879      1,236,077      1,188,483      1,060,385      1,018,627
 Provision for credit losses                                     70,447         81,545         98,432         60,788         82,507
                                                          -------------  -------------  -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES      1,100,432      1,154,532      1,090,051        999,597        936,120

NONINTEREST INCOME:
 Mortgage banking revenue                                       282,969        141,391        369,765        193,173        579,398
 Deposit service charges                                        160,829        174,227        172,526        161,549        147,353
 Payment processing revenue                                         374         22,123        132,931        131,944        121,619
 Trust and investment management fees                            73,087         72,406         73,146         79,803         75,576
 Card-related fees                                               28,402         31,315         35,148         37,965         37,130
 Brokerage revenue                                               39,418         45,107         34,343         34,167         32,252
 Leasing revenue                                                 74,071         81,281         87,522          5,828          5,776
 Other                                                          115,878        873,895        118,284        216,651        118,454
                                                          -------------  -------------  -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                                  775,028      1,441,745      1,023,665        861,080      1,117,558
 Securities gains (losses), net                                  14,253         10,649          2,989          5,197            139
                                                          -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                                     789,281      1,452,394      1,026,654        866,277      1,117,697

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        630,809        684,780        661,486        594,060        548,891
 Equipment                                                       75,990         91,746         72,955         68,843         66,323
 Net occupancy                                                  100,630         68,527         66,044         59,476         59,959
 Third-party services                                            66,283         94,868         82,197         72,346         68,364
 Card processing                                                  4,847         13,488         58,969         60,396         57,543
 Marketing and public relations                                  28,189         33,645         29,640         29,858         22,260
 Leasing expense                                                 56,575         57,068         63,097          1,883          3,637
 Other                                                          192,021        227,009        198,386        188,275        159,363
                                                          -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                                  1,155,344      1,271,131      1,232,774      1,075,137        986,340

INCOME BEFORE INCOME TAX EXPENSE                                734,369      1,335,795        883,931        790,737      1,067,477
INCOME TAX EXPENSE                                              250,227        375,990        293,216        271,691        357,109
                                                          -------------  -------------  -------------  -------------  -------------
   NET INCOME                                             $     484,142  $     959,805  $     590,715  $     519,046  $     710,368
                                                          =============  =============  =============  =============  =============

NET INCOME PER COMMON SHARE:
   Basic                                                  $         .75  $        1.48  $         .88  $         .84  $        1.17
   Diluted                                                          .74           1.46            .86            .83           1.16

AVERAGE COMMON SHARES:
   Basic                                                    643,004,817    652,948,959    663,338,716    619,097,523    605,916,791
   Diluted                                                  652,487,487    666,250,318    677,143,218    625,476,357    612,596,633

MEMO:
Tax-equivalent net interest income                        $   1,177,842  $   1,243,470  $   1,195,824  $   1,066,780  $   1,025,157
Net income available to common stockholders                     483,749        959,412        590,322        519,046        710,368

                                                                                       2003
                                                          -----------------------------------------------------------
                                                             4TH QTR        3RD QTR         2ND QTR        1ST QTR
                                                          -------------  --------------  -------------  -------------
INTEREST INCOME:
 Loans                                                    $   1,319,958  $   1,456,575   $   1,409,904  $   1,398,244
 Securities:
  Taxable                                                        67,721         67,650          85,957         96,976
  Exempt from Federal income taxes                                8,360          8,424           8,579          8,564
  Dividends                                                       4,504          4,425           6,283          5,192
 Federal funds sold and security resale agreements                  813            827             612            504
 Other investments                                                8,264          9,272           9,698         10,516
                                                          -------------  -------------   -------------  -------------
   TOTAL INTEREST INCOME                                      1,409,620      1,547,173       1,521,033      1,519,996

INTEREST EXPENSE:
 Deposits                                                       199,900        213,127         234,353        244,351
 Federal funds borrowed and security
   repurchase agreements                                         19,797         30,330          40,685         41,585
 Borrowed funds                                                   2,396          2,678           4,600          8,998
 Long-term debt                                                 152,365        157,067         145,813        131,771
                                                          -------------  -------------   -------------  -------------
   TOTAL INTEREST EXPENSE                                       374,458        403,202         425,451        426,705

   NET INTEREST INCOME                                        1,035,162      1,143,971       1,095,582      1,093,291
 Provision for credit losses                                    147,991        107,047         183,147        200,233
                                                          -------------  -------------   -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES        887,171      1,036,924         912,435        893,058

NONINTEREST INCOME:
 Mortgage banking revenue                                       451,252        (26,883)        426,924        630,733
 Deposit service charges                                        146,265        144,940         142,126        134,736
 Payment processing revenue                                     134,913        124,517         113,047        105,411
 Trust and investment management fees                            72,003         72,403          77,310         69,359
 Card-related fees                                               42,003         41,827          44,036         41,081
 Brokerage revenue                                               31,400         32,776          33,428         24,476
 Leasing revenue                                                  8,458         10,602           7,778         10,259
 Other                                                           94,213         84,339         135,856         87,261
                                                          -------------  -------------   -------------  -------------
   TOTAL FEES AND OTHER INCOME                                  980,507        484,521         980,505      1,103,316
 Securities gains (losses), net                                  10,177          5,398          31,407            170
                                                          -------------  -------------   -------------  -------------
   TOTAL NONINTEREST INCOME                                     990,684        489,919       1,011,912      1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        541,174        571,059         542,291        561,162
 Equipment                                                       71,928         54,646          58,618         59,404
 Net occupancy                                                   61,229         57,323          56,081         58,356
 Third-party services                                            88,227         70,739          70,838         65,544
 Card processing                                                 60,379         54,194          51,194         52,326
 Marketing and public relations                                  29,726         22,259          66,272         17,312
 Leasing expense                                                  2,966         (4,861)          5,160         48,853
 Other                                                          189,775        182,257         175,783        145,909
                                                          -------------  -------------   -------------  -------------
   TOTAL NONINTEREST EXPENSE                                  1,045,404      1,007,616       1,026,237      1,008,866

INCOME BEFORE INCOME TAX EXPENSE                                832,451        519,227         898,110        987,678
INCOME TAX EXPENSE                                              288,335        175,590         312,302        344,175
                                                          -------------  -------------   -------------  -------------
   NET INCOME                                             $     544,116  $     343,637   $     585,808  $     643,503
                                                          =============  =============   =============  =============

NET INCOME PER COMMON SHARE:
   Basic                                                  $         .89  $         .56   $         .96  $        1.05
   Diluted                                                          .88            .56             .94           1.05

AVERAGE COMMON SHARES:
   Basic                                                    607,623,840    613,574,321     612,119,565    611,521,806
   Diluted                                                  612,711,761    618,968,822     618,384,192    615,578,784

MEMO:
Tax-equivalent net interest income                        $   1,041,905  $   1,150,765   $   1,102,248  $   1,100,728
Net income available to common stockholders                     544,116        343,637         585,808        643,503

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                2005
                                                                           --------------
                                                                              1ST QTR
                                                                           --------------
ASSETS
  Cash and demand balances due from banks                                  $   3,651,704
  Federal funds sold and security resale agreements                              191,985
  Securities available for sale, at fair value                                 8,613,876
  Other investments                                                            1,289,545
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                     9,000
    Commercial real estate                                                       741,175
    Mortgage                                                                  10,888,793
    Automobile                                                                         -
                                                                           -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                                                     11,638,968
  PORTFOLIO LOANS:
    Commercial                                                                26,382,505
    Commercial construction                                                    2,921,411
    Real estate - commercial                                                  11,931,676
    Real estate - residential                                                 30,984,625
    Home equity lines of credit                                               19,984,117
    Credit card and other unsecured lines of credit                            2,293,615
    Other consumer                                                             8,288,293
                                                                           -------------
      TOTAL PORTFOLIO LOANS                                                  102,786,242
    Allowance for loan losses                                                 (1,178,824)
                                                                           -------------
      NET PORTFOLIO LOANS                                                    101,607,418
  Properties and equipment                                                     1,275,620
  Equipment leased to others                                                     961,814
  Other real estate owned                                                         90,062
  Mortgage servicing assets                                                    1,787,344
  Goodwill                                                                     3,298,052
  Other intangible assets                                                        198,459
  Derivative assets                                                              910,956
  Accrued income and other assets                                              5,320,326
                                                                           -------------
      TOTAL ASSETS                                                         $ 140,836,129
                                                                           =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                                    $  19,200,996
    NOW and money market accounts                                             29,081,000
    Savings accounts                                                           2,459,455
    Consumer time                                                             17,594,106
                                                                           -------------
      CORE DEPOSITS                                                           68,335,557
    Other                                                                      5,019,009
    Foreign                                                                    7,335,170
                                                                           -------------
      TOTAL DEPOSITS                                                          80,689,736
  Federal funds borrowed and security
      repurchase agreements                                                    7,610,530
  Borrowed funds                                                               1,796,793
  Long-term debt                                                              33,512,583
  Derivative liabilities                                                         841,483
  Accrued expenses and other liabilities                                       3,741,515
                                                                           -------------
      TOTAL LIABILITIES                                                      128,192,640
STOCKHOLDERS' EQUITY
  Preferred stock                                                                      -
  Common stock                                                                 2,551,086
  Capital surplus                                                              3,682,830
  Retained earnings                                                            6,362,731
  Accumulated other comprehensive income                                          46,842
                                                                           -------------
    TOTAL STOCKHOLDERS' EQUITY                                                12,643,489
                                                                           -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 140,836,129
                                                                           =============
COMMON SHARES OUTSTANDING                                                    637,771,299

MEMO:
Noninterest bearing mortgage escrow principal and interest (P&I) balances  $   2,880,524
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances         1,271,150
Noninterest bearing mortgage escrow replacement reserve (NRR) balances           113,129
Interest bearing mortgage escrow replacement reserve (IRR) balances              154,546
Noninterest bearing deposits excluding P&I, T&I, and NRR balances             14,936,193
Core deposits excluding P&I, T&I, NRR, and IRR balances                       63,916,208

                                                                                                      2004
                                                                          ----------------------------------------------------------
                                                                             4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                          -------------- ------------- -------------- --------------
ASSETS
  Cash and demand balances due from banks                                 $   3,832,040  $  3,629,582  $   3,171,945  $   3,386,459
  Federal funds sold and security resale agreements                             302,534       292,554      1,087,481        355,240
  Securities available for sale, at fair value                                9,280,917     9,759,041      6,516,742      6,880,816
  Other investments                                                             934,236     1,415,418        568,230        505,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                   24,534        16,591         26,249          7,300
    Commercial real estate                                                      546,072       235,708              -              -
    Mortgage                                                                 11,859,715    10,492,391     12,440,540     12,470,720
    Automobile                                                                        -             -              -              -
                                                                          -------------  ------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                                                    12,430,321    10,744,690     12,466,789     12,478,020
  PORTFOLIO LOANS:
    Commercial                                                               25,160,464    25,075,730     19,738,970     19,017,015
    Commercial construction                                                   2,922,921     2,894,973      2,284,178      2,188,177
    Real estate - commercial                                                 12,193,394    12,024,140     11,014,482      9,893,169
    Real estate - residential                                                30,398,068    30,117,952     28,731,664     27,199,655
    Home equity lines of credit                                              18,884,890    17,267,143     13,781,781     12,008,704
    Credit card and other unsecured lines of credit                           2,413,465     2,295,173      2,198,703      2,234,590
    Other consumer                                                            8,164,633     7,763,934      6,787,488      7,385,938
                                                                          -------------  ------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                                                 100,137,835    97,439,045     84,537,266     79,927,248
    Allowance for loan losses                                                (1,188,462)   (1,177,680)    (1,027,550)    (1,010,549)
                                                                          -------------  ------------  -------------  -------------
      NET PORTFOLIO LOANS                                                    98,949,373    96,261,365     83,509,716     78,916,699
  Properties and equipment                                                    1,268,688     1,263,170      1,170,130      1,101,656
  Equipment leased to others                                                  1,050,787     1,165,681         34,508         39,178
  Other real estate owned                                                        89,362       107,296         95,470         92,331
  Mortgage servicing assets                                                   1,504,866     1,416,112      1,926,051      1,199,918
  Goodwill                                                                    3,302,413     3,308,500      1,423,536      1,103,340
  Other intangible assets                                                       213,461       253,800         68,408         56,336
  Derivative assets                                                             885,541     1,210,692        876,243      1,550,552
  Accrued income and other assets                                             5,235,838     5,671,388      4,171,623      3,804,443
                                                                          -------------  ------------  -------------  -------------
      TOTAL ASSETS                                                        $ 139,280,377  $136,499,289  $ 117,086,872  $ 111,470,171
                                                                          =============  ============  =============  =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                                   $  18,652,502  $ 18,339,275  $  17,448,186  $  16,988,347
    NOW and money market accounts                                            29,263,454    29,678,397     28,153,616     27,767,329
    Savings accounts                                                          2,552,990     2,580,343      2,560,288      2,425,914
    Consumer time                                                            16,828,303    16,404,590     13,689,154     12,848,588
                                                                          -------------  ------------  -------------  -------------
      CORE DEPOSITS                                                          67,297,249    67,002,605     61,851,244     60,030,178
    Other                                                                     4,635,416     4,794,275      1,278,431        972,734
    Foreign                                                                  14,021,942     5,078,531      9,906,414      6,210,322
                                                                          -------------  ------------  -------------  -------------
      TOTAL DEPOSITS                                                         85,954,607    76,875,411     73,036,089     67,213,234
  Federal funds borrowed and security
      repurchase agreements                                                   5,892,428     6,542,450      5,892,472      9,220,268
  Borrowed funds                                                              2,035,900     7,627,340      3,903,212      1,381,465
  Long-term debt                                                             28,695,992    28,492,599     20,492,392     19,557,891
  Derivative liabilities                                                        596,822       633,828        707,349        844,178
  Accrued expenses and other liabilities                                      3,301,099     3,835,187      2,720,374      3,399,024
                                                                          -------------  ------------  -------------  -------------
      TOTAL LIABILITIES                                                     126,476,848   124,006,815    106,751,888    101,616,060
STOCKHOLDERS' EQUITY
  Preferred stock                                                                     -             -              -              -
  Common stock                                                                2,586,999     2,633,092      2,451,521      2,426,239
  Capital surplus                                                             3,647,711     3,666,340      1,607,658      1,182,405
  Retained earnings                                                           6,468,231     6,105,769      6,234,266      6,176,988
  Accumulated other comprehensive income                                        100,588        87,273         41,539         68,479
                                                                          -------------  ------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                                               12,803,529    12,492,474     10,334,984      9,854,111
                                                                          -------------  ------------  -------------  -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 139,280,377  $136,499,289  $ 117,086,872  $ 111,470,171
                                                                          =============  ============  =============  =============
COMMON SHARES OUTSTANDING                                                   646,749,650   658,272,817    612,880,193    606,559,564
MEMO:

Noninterest bearing mortgage escrow principal and interest (P&I) balances $   2,912,598  $  2,405,762  $   2,325,648  $   3,226,351
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances        1,129,641     1,425,109      1,165,704      1,041,688
Noninterest bearing mortgage escrow replacement reserve (NRR) balances          103,267       101,183              -              -
Interest bearing mortgage escrow replacement reserve (IRR) balances             128,103       122,322              -              -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances            14,506,996    14,407,221     13,956,834     12,720,308
Core deposits excluding P&I, T&I, NRR, and IRR balances                      63,023,640    62,948,229     58,359,892     55,762,139

                                                                                                      2003
                                                                          ----------------------------------------------------------
                                                                             4TH QTR       3RD QTR         2ND QTR        1ST QTR
                                                                          ------------- -------------- -------------- --------------
ASSETS
  Cash and demand balances due from banks                                 $  3,595,706  $   3,602,298  $   4,042,648  $   3,767,425
  Federal funds sold and security resale agreements                            162,347        131,062         81,574         68,616
  Securities available for sale, at fair value                               6,865,616      6,755,118      7,377,350      8,464,144
  Other investments                                                            830,887        769,141        842,893        498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                  16,300         15,591         12,591         12,591
    Commercial real estate                                                           -              -              -              -
    Mortgage                                                                14,497,277     23,599,767     26,783,635     21,727,600
    Automobile                                                                 853,982              -              -              -
                                                                          ------------  -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                                                   15,367,559     23,615,358     26,796,226     21,740,191
  PORTFOLIO LOANS:
    Commercial                                                              19,164,326     20,934,229     21,837,932     22,824,571
    Commercial construction                                                  2,289,429      2,524,598      2,341,879      2,304,061
    Real estate - commercial                                                 9,827,877      9,495,261      9,462,072      9,507,893
    Real estate - residential                                               27,393,711     24,330,916     23,009,187     21,820,145
    Home equity lines of credit                                             10,950,356     10,074,306      9,124,178      8,393,176
    Credit card and other unsecured lines of credit                          2,324,198      2,178,703      2,124,368      2,023,065
    Other consumer                                                           7,328,956      8,217,497      7,939,113      8,060,075
                                                                          ------------  -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                                                 79,278,853     77,755,510     75,838,729     74,932,986
    Allowance for loan losses                                               (1,022,720)    (1,030,225)    (1,052,542)    (1,031,725)
                                                                          ------------  -------------  -------------  -------------
      NET PORTFOLIO LOANS                                                   78,256,133     76,725,285     74,786,187     73,901,261
  Properties and equipment                                                   1,085,220      1,066,819      1,048,526        968,220
  Equipment leased to others                                                    48,992         59,345         69,067         73,126
  Other real estate owned                                                       99,418        110,380        103,685        115,739
  Mortgage servicing assets                                                  1,298,417      1,136,987        733,420        813,312
  Goodwill                                                                   1,103,340      1,103,271      1,102,799      1,078,281
  Other intangible assets                                                       62,475         68,631         74,502         69,193
  Derivative assets                                                          1,349,259      1,785,967      1,819,917      1,469,869
  Accrued income and other assets                                            3,910,700      4,127,733      4,558,351      4,563,255
                                                                          ------------  -------------  -------------  -------------
      TOTAL ASSETS                                                        $114,036,069  $ 121,057,395  $ 123,437,145  $ 117,590,780
                                                                          ============  =============  =============  =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                                   $ 16,585,367  $  16,828,794  $  19,238,413  $  16,878,935
    NOW and money market accounts                                           26,849,261     26,256,752     25,415,374     24,361,618
    Savings accounts                                                         2,353,721      2,373,289      2,426,424      2,437,801
    Consumer time                                                           13,133,909     13,221,476     13,646,875     14,179,957
                                                                          ------------  -------------  -------------  -------------
      CORE DEPOSITS                                                         58,922,258     58,680,311     60,727,086     57,858,311
    Other                                                                      924,969      2,731,341      2,440,785      2,945,649
    Foreign                                                                  4,082,803      8,864,227      3,602,917      5,093,320
                                                                          ------------  -------------  -------------  -------------
      TOTAL DEPOSITS                                                        63,930,030     70,275,879     66,770,788     65,897,280
  Federal funds borrowed and security
      repurchase agreements                                                  6,693,916      8,637,604     12,112,317     12,744,562
  Borrowed funds                                                             6,615,460      1,472,746      2,667,925      1,735,932
  Long-term debt                                                            23,666,292     27,304,153     27,938,252     23,972,172
  Derivative liabilities                                                       875,737      1,246,371      1,416,132        989,625
  Accrued expenses and other liabilities                                     2,925,963      3,052,798      3,501,822      3,664,046
                                                                          ------------  -------------  -------------  -------------
      TOTAL LIABILITIES                                                    104,707,398    111,989,551    114,407,236    109,003,617
STOCKHOLDERS' EQUITY
  Preferred stock                                                                    -              -              -              -
  Common stock                                                               2,423,985      2,436,547      2,453,705      2,443,888
  Capital surplus                                                            1,116,279      1,079,072      1,057,467      1,002,194
  Retained earnings                                                          5,723,720      5,502,147      5,484,430      5,085,060
  Accumulated other comprehensive income                                        64,687         50,078         34,307         56,021
                                                                          ------------  -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                                               9,328,671      9,067,844      9,029,909      8,587,163
                                                                          ------------  -------------  -------------  -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $114,036,069  $ 121,057,395  $ 123,437,145  $ 117,590,780
                                                                          ============  =============  =============  =============
COMMON SHARES OUTSTANDING                                                  605,996,120    609,136,762    613,426,098    610,971,942
MEMO:

Noninterest bearing mortgage escrow principal and interest (P&I) balances $  2,394,020  $   2,993,448  $   4,759,275  $   3,577,713
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances         860,045      1,018,593        928,275        801,459
Noninterest bearing mortgage escrow replacement reserve (NRR) balances               -              -              -              -
Interest bearing mortgage escrow replacement reserve (IRR) balances                  -              -              -              -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances           13,331,302     12,816,753     13,550,863     12,499,763
Core deposits excluding P&I, T&I, NRR, and IRR balances                     55,668,193     54,668,270     55,039,536     53,479,139

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                                 ($ IN MILLIONS)

                                                                            2005                        2004
                                                                          --------- -------------------------------------------
                                                                           1ST QTR    4TH QTR    3RD QTR    2ND QTR   1ST QTR
                                                                          --------- ---------- ---------- ---------- ----------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                            $ 25,553  $  25,173  $  24,784  $  19,531  $  18,860
    Commercial construction                                                  2,909      2,936      2,815      2,270      2,245
    Real estate - commercial                                                12,127     11,998     11,993     10,821      9,819
    Real estate - residential                                               30,515     30,548     29,639     27,981     27,076
    Home equity lines of credit                                             19,381     18,082     16,247     12,819     11,396
    Credit card and other unsecured lines of credit                          2,351      2,350      2,281      2,232      2,283
    Other consumer                                                           8,308      7,919      7,565      7,209      7,406
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS                                                101,144     99,006     95,324     82,863     79,085
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                  16         16         61         21         13
    Commercial real estate                                                     312        326        328          -          -
    Mortgage                                                                11,174     11,161     11,472     13,889     11,780
    Automobile                                                                   -          -          -          -        530
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                           11,502     11,503     11,861     13,910     12,323
  Securities available for sale, at cost                                     8,714      9,524      9,670      6,646      6,537
  Federal funds sold and security resale agreements                            259        289        284        530        260
  Other investments                                                          1,089      1,131      1,193        618        554
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL EARNING ASSETS                                                 122,708    121,453    118,332    104,567     98,759
Allowance for loan losses                                                   (1,175)    (1,176)    (1,181)    (1,027)    (1,017)
Fair value appreciation of securities available for sale                       146        161         82        138        220
Cash and demand balances due from banks                                      3,706      3,829      3,354      3,088      3,015
Properties and equipment                                                     1,277      1,263      1,259      1,158      1,090
Equipment leased to others                                                   1,008      1,100      1,248         37         44
Other real estate owned                                                         92        109        112         93         98
Mortgage servicing assets                                                    1,504      1,448      1,842      1,593      1,341
Goodwill                                                                     3,300      3,319      3,315      1,403      1,103
Other intangible assets                                                        206        197        225         72         59
Derivative assets                                                              353        505        330        573        783
Accrued income and other assets                                              5,252      5,701      4,684      4,253      4,035
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL ASSETS                                                        $138,377  $ 137,909  $ 133,602  $ 115,948  $ 109,530
                                                                          ========  =========  =========  =========  =========
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                     $ 18,136  $  18,883  $  18,731  $  17,756  $  15,658
  NOW and money market accounts                                             29,253     29,851     29,778     28,614     27,325
  Savings accounts                                                           2,531      2,706      2,679      2,576      2,369
  Consumer time                                                             17,189     16,665     16,318     13,474     13,008
                                                                          --------  ---------  ---------  ---------  ---------
      CORE DEPOSITS                                                         67,109     68,105     67,506     62,420     58,360
  Brokered retail CDs                                                        4,336      4,480      4,373        531        499
  Other                                                                        538        566        828        567        359
  Foreign                                                                    9,539     10,279      9,809      9,150      6,520
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL DEPOSITS                                                        81,522     83,430     82,516     72,668     65,738
Federal funds borrowed and security
   repurchase agreements                                                     7,130      7,126      8,033      8,254      7,942
Borrowed funds                                                               1,486      1,651      1,120      1,547      1,594
Long-term debt                                                              31,684     28,928     25,744     20,031     21,339
Derivative liabilities                                                         284        319        364        343        435
Accrued expenses and other liabilities                                       3,492      3,608      3,466      2,735      2,823
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL LIABILITIES                                                    125,598    125,062    121,243    105,578     99,871
      TOTAL STOCKHOLDERS' EQUITY                                            12,779     12,847     12,359     10,370      9,659
                                                                          --------  ---------  ---------  ---------  ---------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $138,377  $ 137,909  $ 133,602  $ 115,948  $ 109,530
                                                                          ========  =========  =========  =========  =========
MEMO:

Noninterest bearing mortgage escrow principal and interest (P&I) balances $  2,645  $   3,027  $   2,777  $   3,596  $   2,471
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances       1,221      1,392      1,417      1,152        976
Noninterest bearing mortgage escrow replacement reserve (NRR) balances         103        110         94          -          -
Interest bearing mortgage escrow replacement reserve (IRR) balances            138        128        119          -          -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances           14,167     14,354     14,443     13,008     12,211
Core deposits excluding P&I, T&I, NRR, and IRR balances                     63,002     63,448     63,099     57,672     54,913

                                                                                                 2003
                                                                           -------------------------------------------------
                                                                            4TH QTR       3RD QTR      2ND QTR     1ST QTR
                                                                           ----------   ----------   ----------   ----------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                             $  20,022    $  21,152    $  22,001    $  22,415
    Commercial construction                                                    2,445        2,425        2,318        2,181
    Real estate - commercial                                                   9,587        9,450        9,475        9,420
    Real estate - residential                                                 25,564       24,088       22,469       21,025
    Home equity lines of credit                                               10,410        9,612        8,761        8,152
    Credit card and other unsecured lines of credit                            2,330        2,170        2,084        2,033
    Other consumer                                                             7,543        8,167        7,957        7,957
                                                                           ---------    ---------    ---------    ---------
      TOTAL PORTFOLIO LOANS                                                   77,901       77,064       75,065       73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                    13           13           13           14
    Commercial real estate                                                         -            -            -            -
    Mortgage                                                                  17,060       27,023       24,105       22,510
    Automobile                                                                   607            -            -            -
                                                                           ---------    ---------    ---------    ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                             17,680       27,036       24,118       22,524
  Securities available for sale, at cost                                       6,534        6,667        7,397        8,295
  Federal funds sold and security resale agreements                              275          272          142          118
  Other investments                                                              828          945          633          665
                                                                           ---------    ---------    ---------    ---------
      TOTAL EARNING ASSETS                                                   103,218      111,984      107,355      104,785
Allowance for loan losses                                                     (1,025)      (1,048)      (1,031)      (1,007)
Fair value appreciation of securities available for sale                         201          202          302          324
Cash and demand balances due from banks                                        3,173        3,554        3,465        3,376
Properties and equipment                                                       1,083        1,059          987          969
Equipment leased to others                                                        57           68           73           81
Other real estate owned                                                          105          107          110          115
Mortgage servicing assets                                                      1,271        1,225          801          762
Goodwill                                                                       1,103        1,103        1,084        1,078
Other intangible assets                                                           65           71           69           72
Derivative assets                                                                854          544        1,077          935
Accrued income and other assets                                                4,461        4,878        4,839        4,922
                                                                           ---------    ---------    ---------    ---------
    TOTAL ASSETS                                                           $ 114,566    $ 123,747    $ 119,131    $ 116,412
                                                                           =========    =========    =========    =========
LIABILITIES
DEPOSITS:
  Noninterest bearing                                                      $  16,089    $  19,408    $  17,596    $  15,689
  NOW and money market accounts                                               26,845       26,091       25,045       23,489
  Savings accounts                                                             2,367        2,422        2,447        2,458
  Consumer time                                                               13,178       13,337       13,972       14,451
                                                                           ---------    ---------    ---------    ---------
    CORE DEPOSITS                                                             58,479       61,258       59,060       56,087
  Brokered retail CDs                                                            836        2,502        2,601        2,871
  Other                                                                          369          739          606          499
  Foreign                                                                      7,260        7,186        6,950        6,602
                                                                           ---------    ---------    ---------    ---------
    TOTAL DEPOSITS                                                            66,944       71,685       69,217       66,059
Federal funds borrowed and security
   repurchase agreements                                                       8,754       10,660       11,953       12,306
Borrowed funds                                                                   992        1,087        1,527        2,636
Long-term debt                                                                25,056       27,569       23,914       22,826
Derivative liabilities                                                           431          511          680          574
Accrued expenses and other liabilities                                         2,999        3,064        3,054        3,482
                                                                           ---------    ---------    ---------    ---------
    TOTAL LIABILITIES                                                        105,176      114,576      110,345      107,883
    TOTAL STOCKHOLDERS' EQUITY                                                 9,390        9,171        8,786        8,529
                                                                           ---------    ---------    ---------    ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 114,566    $ 123,747    $ 119,131    $ 116,412
                                                                           =========    =========    =========    =========
MEMO:

Noninterest bearing mortgage escrow principal and interest (P&I) balances  $   2,646    $   5,738    $   4,692    $   3,457
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances         1,048        1,050          957          761
Noninterest bearing mortgage escrow replacement reserve (NRR) balances             -            -            -            -
Interest bearing mortgage escrow replacement reserve (IRR) balances                -            -            -            -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances             12,395       12,620       11,947       11,471
Core deposits excluding P&I, T&I, NRR, and IRR balances                       54,785       54,470       53,411       51,869

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                              2005                2004                            2003
                                                             ------- ------------------------------- -------------------------------
                                                             1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                             ------- ------- ------- ------- ------- ------- ------- ------- -------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage                                       $ 8,511 $ 9,123 $ 8,892 $11,304 $10,146 $15,355 $25,933 $23,079 $21,685
First Franklin                                                 2,636   1,985   2,483   2,520   1,634   1,388   1,080   1,026     825
National City Home Loan Services (formerly Altegra)               25      48       4      65       -     317      10       -       -
Provident PCFS(1)                                                  2       5      93       -       -       -       -       -       -
                                                             ------- ------- ------- ------- ------- ------- ------- ------- -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                      $11,174 $11,161 $11,472 $13,889 $11,780 $17,060 $27,023 $24,105 $22,510
                                                             ======= ======= ======= ======= ======= ======= ======= ======= =======

SELECTED AVERAGE PORTFOLIO LOAN BALANCES

ALTEGRA NONCONFORMING (2)
   Altegra/Loan Zone originated loans                        $     8 $    39 $   133 $   236 $   473 $   845 $ 1,621 $ 1,799 $ 1,982

NATIONAL HOME EQUITY(2)
   Home equity lines of credit                               $10,776 $ 9,562 $ 7,993 $ 6,207 $ 5,017 $ 4,250 $ 3,527 $ 2,949 $ 2,481
   Installment loans (real estate-residential)                 1,648   1,591   1,550   1,445   1,386   1,282   1,104   1,003     951
                                                             ------- ------- ------- ------- ------- ------- ------- ------- -------
     TOTAL NATIONAL HOME EQUITY                              $12,424 $11,153 $ 9,543 $ 7,652 $ 6,403 $ 5,532 $ 4,631 $ 3,952 $ 3,432
                                                             ======= ======= ======= ======= ======= ======= ======= ======= =======

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(2)
   Credit card                                               $   983 $ 1,002 $   996 $   997 $ 1,084 $ 1,071 $ 1,026 $   958 $   932
   Personal lines of credit                                      603     600     545     513     502     586     481     477     478
   Business lines of credit                                      765     748     740     722     697     673     663     649     623
                                                             ------- ------- ------- ------- ------- ------- ------- ------- -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT   $ 2,351 $ 2,350 $ 2,281 $ 2,232 $ 2,283 $ 2,330 $ 2,170 $ 2,084 $ 2,033
                                                             ======= ======= ======= ======= ======= ======= ======= ======= =======

(1) In December 2004, the Provident PCFS business was sold

(2) Represents a division under the National Consumer Finance line of business

(3) Represents the consolidated credit card and other unsecured lines of credit portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                 ($ IN MILLIONS)

                                                            2005                 2004                            2003
                                                           ------- ------------------------------- -------------------------------
                                                           1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage                                   $ 8,668 $ 9,552 $ 8,802 $ 9,751 $10,631 $12,755 $21,463 $25,810 $20,958
  First Franklin                                             2,221   1,898   1,521   2,687   1,840   1,742   1,187     974     770
  National City Home Loan Services (formerly Altegra)            -     407     121       3       -       -     950       -       -
  Provident PCFS(1)                                              -       3      48       -       -       -       -       -       -
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION     $10,889 $11,860 $10,492 $12,441 $12,471 $14,497 $23,600 $26,784 $21,728
                                                           ======= ======= ======= ======= ======= ======= ======= ======= =======

BANK STOCK FUND
Cost basis of equity investments                           $   220 $   208 $   187 $   157 $    38 $     7 $    33 $    36 $   237
Unrealized gains (losses), net                                   9      28      13      12       4       1       6       8     (11)
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
  FAIR VALUE OF INVESTMENTS                                $   229 $   236 $   200 $   169 $    42 $     8 $    39 $    44 $   226
                                                           ======= ======= ======= ======= ======= ======= ======= ======= =======

INTANGIBLE ASSETS
Goodwill                                                   $ 3,298 $ 3,302 $ 3,309 $ 1,424 $ 1,103 $ 1,103 $ 1,103 $ 1,103 $ 1,078
Core deposit intangibles                                       159     170     161      24      12      15      18      22      25
Credit card intangibles                                          2       2       2       2       3       3       3       3       4
Other intangibles                                               38      42      90      42      42      45      48      49      40
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
  TOTAL INTANGIBLE ASSETS                                  $ 3,497 $ 3,516 $ 3,562 $ 1,492 $ 1,160 $ 1,166 $ 1,172 $ 1,177 $ 1,147
                                                           ======= ======= ======= ======= ======= ======= ======= ======= =======

MEMO:
Holding company investment in subsidiaries                 $13,409 $13,927 $13,900 $10,739 $10,958 $10,251 $10,016 $10,381 $10,432
Holding company intangible assets                              111     109     126      60      59      59      59      59      59
Double leverage ratio (2)                                     1.07x   1.10x   1.12x   1.04x   1.12x   1.11x   1.11x   1.16x   1.22x

PRINCIPAL INVESTMENTS(3)
TYPE OF INVESTMENT:
  Direct investments in public entities                    $     4 $     4       -       - $     1       -       - $     1 $     1
  Direct investments in nonpublic entities                     309     319 $   344 $   323     288 $   300 $   308     324     328
  Indirect investments (fund)                                  351     342     351     314     296     295     286     284     264
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
     TOTAL INVESTMENTS                                     $   664 $   665 $   695 $   637 $   585 $   595 $   594 $   609 $   593
                                                           ======= ======= ======= ======= ======= ======= ======= ======= =======

TYPE OF SECURITY:
  Common stock                                             $    64 $    60 $    61 $    42 $    25 $    23 $    25 $    20 $    15
  Convertible debt and preferred stock                          35      52      67      69      67      59      61      62      57
  Investments in partnerships, funds and other equity
      instruments                                              416     401     409     371     355     356     352     357     348
  Mezzanine (subordinated) debt                                149     152     158     155     138     157     156     170     173
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
     TOTAL INVESTMENTS                                     $   664 $   665 $   695 $   637 $   585 $   595 $   594 $   609 $   593
                                                           ======= ======= ======= ======= ======= ======= ======= ======= =======

MEMO:
Commitments to fund principal investments                  $   243 $   264 $   238 $   256 $   241 $   227 $   253 $   232 $   240

(1) In December 2004, the Provident PCFS business was sold.

(2) Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(3) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

                                                  2005                   2004                                2003
                                                 -------  ----------------------------------  ----------------------------------
                                                 1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------  -------  -------  -------  -------  -------  -------  -------  -------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                     $   983  $ 1,002  $   996  $   997  $ 1,084  $ 1,071  $ 1,026  $   958  $   932
     Loans held for securitization                     -        -        -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS  $ 2,433  $ 2,452  $ 2,446  $ 2,447  $ 2,534  $ 2,521  $ 2,476  $ 2,408  $ 2,382
                                                 =======  =======  =======  =======  =======  =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $   912  $ 1,070  $   971  $   950  $ 1,024  $ 1,136  $ 1,030  $   988  $   916
     Loans held for securitization                     -        -        -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED CREDIT CARD LOANS          $ 2,362  $ 2,520  $ 2,421  $ 2,400  $ 2,474  $ 2,586  $ 2,480  $ 2,438  $ 2,366
                                                 =======  =======  =======  =======  =======  =======  =======  =======  =======

AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                     $ 2,760  $ 2,785  $ 2,830  $ 2,860  $ 2,657  $ 3,270  $ 3,896  $ 3,727  $ 3,578
     Loans held for securitization                     -        -        -        -      530      607        -        -        -
     Loans securitized                               835      944    1,051    1,196    1,012      530      610      698      791
                                                 -------  -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS   $ 3,595  $ 3,729  $ 3,881  $ 4,056  $ 4,199  $ 4,407  $ 4,506  $ 4,425  $ 4,369
                                                 =======  =======  =======  =======  =======  =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $ 2,785  $ 2,895  $ 2,910  $ 2,861  $ 2,834  $ 2,958  $ 3,900  $ 3,808  $ 3,581
     Loans held for securitization                     -        -        -        -        -      854        -        -        -
     Loans securitized                               778      888    1,002    1,128    1,265      495      568      654      745
                                                 -------  -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED AUTOMOBILE LOANS           $ 3,563  $ 3,783  $ 3,912  $ 3,989  $ 4,099  $ 4,307  $ 4,468  $ 4,462  $ 4,326
                                                 =======  =======  =======  =======  =======  =======  =======  =======  =======

HOME EQUITY LOANS(3)

MANAGED HOME EQUITY LOANS:

  Average balances:
     Loans held in portfolio                     $25,172  $23,770  $21,773
     Loans held for securitization                     -        -        -
     Loans securitized                                57       71       80
                                                 -------  -------  -------
        TOTAL AVERAGE MANAGED HOME EQUITY LOANS  $25,229  $23,841  $21,853
                                                 =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $25,812  $24,579  $22,921
     Loans held for securitization                     -        -        -
     Loans securitized                                50       61       76
                                                 -------  -------  -------
        TOTAL MANAGED HOME EQUITY LOANS          $25,862  $24,640  $22,997
                                                 =======  =======  =======

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2) Represents managed portfolio of indirect prime automobile loans

(3) Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ IN MILLIONS)

                                              2005                    2004                                    2003
                                           --------- --------------------------------------- ---------------------------------------
                                            1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                           --------- --------- --------- --------- --------- --------- --------- --------- ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                            $ 25,569  $ 25,189  $ 24,845  $ 19,552  $ 18,873  $ 20,035  $ 21,165  $ 22,014  $ 22,429
     Commercial construction                  2,909     2,936     2,815     2,270     2,245     2,445     2,425     2,318     2,181
     Real estate - commercial                12,439    12,324    12,321    10,821     9,819     9,587     9,450     9,475     9,420
     Real estate - residential               41,689    41,709    41,111    41,870    38,856    42,624    51,111    46,574    43,535
     Home equity lines of credit             19,381    18,082    16,247    12,819    11,396    10,410     9,612     8,761     8,152
     Credit card and other unsecured
       lines of credit                        2,351     2,350     2,281     2,232     2,283     2,330     2,170     2,084     2,033
     Other consumer                           8,308     7,919     7,565     7,209     7,936     8,150     8,167     7,957     7,957
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total loans                          112,646   110,509   107,185    96,773    91,408    95,581   104,100    99,183    95,707
  Securities available for sale, at cost:
     Taxable                                  8,058     8,834     9,023     5,979     5,879     5,860     5,988     6,721     7,650
     Tax-exempt                                 656       690       647       667       658       674       679       676       645
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
       Total securities available
         for sale                             8,714     9,524     9,670     6,646     6,537     6,534     6,667     7,397     8,295
  Federal funds sold, security resale
    agreements, and other investments         1,348     1,420     1,477     1,148       814     1,103     1,217       775       783
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total earning assets                      122,708   121,453   118,332   104,567    98,759   103,218   111,984   107,355   104,785
  Allowance for loan losses                  (1,175)   (1,176)   (1,181)   (1,027)   (1,017)   (1,025)   (1,048)   (1,031)   (1,007)
  Fair value appreciation of securities
    available for sale                          146       161        82       138       220       201       202       302       324
  Nonearning assets                          16,698    17,471    16,369    12,270    11,568    12,172    12,609    12,505    12,310
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL ASSETS                               $138,377  $137,909  $133,602  $115,948  $109,530  $114,566  $123,747  $119,131  $116,412
                                           ========  ========  ========  ========  ========  ========  ========  ========  ========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts         $ 29,253  $ 29,851  $ 29,778  $ 28,614  $ 27,325  $ 26,845  $ 26,091  $ 25,045  $ 23,489
     Savings accounts                         2,531     2,706     2,679     2,576     2,369     2,367     2,422     2,447     2,458
     Consumer time deposits                  17,189    16,665    16,318    13,474    13,008    13,178    13,337    13,972    14,451
     Other deposits                           4,874     5,046     5,201     1,098       858     1,205     3,241     3,207     3,370
     Foreign deposits                         9,539    10,279     9,809     9,150     6,520     7,260     7,186     6,950     6,602
     Federal funds borrowed                   3,912     3,987     5,156     5,548     4,996     5,765     7,632     9,054     9,171
     Security repurchase agreements           3,218     3,139     2,877     2,706     2,946     2,989     3,028     2,899     3,135
     Borrowed funds                           1,486     1,651     1,120     1,547     1,594       992     1,087     1,527     2,636
     Long-term debt                          31,684    28,928    25,744    20,031    21,339    25,056    27,569    23,914    22,826
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total interest bearing liabilities        103,686   102,252    98,682    84,744    80,955    85,657    91,593    89,015    88,138
  Noninterest bearing deposits               18,136    18,883    18,731    17,756    15,658    16,089    19,408    17,596    15,689
  Accrued interest and other liabilities      3,776     3,927     3,830     3,078     3,258     3,430     3,575     3,734     4,056
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
  TOTAL LIABILITIES                         125,598   125,062   121,243   105,578    99,871   105,176   114,576   110,345   107,883
  TOTAL STOCKHOLDERS' EQUITY                 12,779    12,847    12,359    10,370     9,659     9,390     9,171     8,786     8,529
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                   $138,377  $137,909  $133,602  $115,948  $109,530  $114,566  $123,747  $119,131  $116,412
                                           ========  ========  ========  ========  ========  ========  ========  ========  ========

MEMO:
Interest bearing core deposits             $ 48,973  $ 49,222  $ 48,775  $ 44,664  $ 42,702  $ 42,390  $ 41,850  $ 41,464  $ 40,398
Interest bearing total deposits              63,386    64,547    63,785    54,912    50,080    50,855    52,277    51,621    50,370
Borrowed funding and long-term debt          40,300    37,705    34,897    29,832    30,875    34,802    39,316    37,394    37,768

(1) Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                            2005                  2004                            2003
                                                          -------- --------------------------------- -------------------------------
                                                          1ST QTR  4TH QTR  3RD QTR  2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                          -------- -------- -------- ------- ------- ------- ------- ------- -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                           $   330  $   309  $   273  $   179 $   175 $   183 $   198 $   217 $   220
     Commercial construction                                   40       38       33       24      24      25      27      26      25
     Real estate - commercial                                 183      181      173      151     143     144     146     146     145
     Real estate - residential                                643      663      664      656     608     683     807     744     730
     Home equity lines of credit                              267      222      169      138     123     103      99      95      89
     Credit card and other unsecured lines of credit           52       62       46       45      47      45      43      41      44
     Other consumer                                           129      126      124      115     131     138     140     143     148
                                                          -------  -------  -------  ------- ------- ------- ------- ------- -------
       Total loans                                          1,644    1,601    1,482    1,308   1,251   1,321   1,460   1,412   1,401
  Securities available for sale, at cost:
     Taxable                                                   98      108      111       70      74      73      71      93     102
     Tax-exempt                                                12       12       12       13      12      12      13      13      13
                                                          -------  -------  -------  ------- ------- ------- ------- ------- -------
       Total securities available for sale                    110      120      123       83      86      85      84     106     115
  Federal funds sold, security resale agreements, and
     other investments                                         18       31       15       11      13      10      10      10      11
                                                          -------  -------  -------  ------- ------- ------- ------- ------- -------
  TOTAL EARNING ASSETS                                    $ 1,772  $ 1,752  $ 1,620  $ 1,402 $ 1,350 $ 1,416 $ 1,554 $ 1,528 $ 1,527
                                                          =======  =======  =======  ======= ======= ======= ======= ======= =======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        $    93  $    77  $    61  $    57 $    57 $    59 $    63 $    67 $    68
     Savings accounts                                           2        2        3        2       2       2       3       3       3
     Consumer time deposits                                   133      124      114      117     112     118     120     131     137
     Other deposits                                            30       25       19        4       2       4       8      10      12
     Foreign deposits                                          55       47       34       22      15      17      19      25      23
     Federal funds borrowed                                    25       21       20       16      14      16      27      35      36
     Security repurchase agreements                            13       10        5        4       4       4       4       5       6
     Borrowed funds                                             6        5        4        3       3       2       2       5       9
     Long-term debt                                           237      198      164      110     116     153     157     145     132
                                                          -------  -------  -------  ------- ------- ------- ------- ------- -------
  TOTAL INTEREST BEARING LIABILITIES                      $   594  $   509  $   424  $   335 $   325 $   375 $   403 $   426 $   426
                                                          =======  =======  =======  ======= ======= ======= ======= ======= =======

TAX-EQUIVALENT NET INTEREST INCOME                        $ 1,178  $ 1,243  $ 1,196  $ 1,067 $ 1,025 $ 1,041 $ 1,151 $ 1,102 $ 1,101
                                                          =======  =======  =======  ======= ======= ======= ======= ======= =======

MEMO:
Interest bearing core deposits                            $   228  $   203  $   178  $   176 $   171 $   179 $   186 $   201 $   208
Interest bearing total deposits                               313      275      231      202     188     200     213     236     243
Borrowed funding and long-term debt                           281      234      193      133     137     175     190     190     183
Amortization of fair value adjustments included above(2):
     Loans                                               ($     9)($     9)($    13)       -       -       -       -       -       -
     Deposits                                                 (17)     (21)     (34)       -       -       -       -       -       -
     Long-term debt                                            (7)     (17)     (20)       -       -       -       -       -       -


(1) Includes loans held for sale or securitization

(2) Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)

                                                            2005                 2004                            2003
                                                           ------- ------------------------------- -------------------------------
                                                           1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                           ------- ------- ------- ------- ------- ------- ------- ------- -------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                             5.22%   4.90%   4.36%   3.69%   3.72%   3.63%   3.73%   3.94%   3.97%
     Commercial construction                                5.59    5.11    4.64    4.34    4.30    4.07    4.48    4.49    4.65
     Real estate - commercial                               5.98    5.84    5.58    5.61    5.87    5.99    6.10    6.18    6.25
     Real estate - residential                              6.17    6.36    6.47    6.26    6.26    6.41    6.31    6.39    6.71
     Home equity lines of credit                            5.51    4.92    4.16    4.29    4.33    3.97    4.11    4.36    4.36
     Credit card and other unsecured lines of credit        8.90   10.37    8.16    8.02    8.30    7.57    7.81    8.06    8.68
     Other consumer                                         6.28    6.35    6.51    6.43    6.62    6.76    6.79    7.19    7.55
                                                            ----   -----    ----    ----    ----    ----    ----    ----    ----
       Total loans                                          5.87    5.78    5.52    5.42    5.49    5.52    5.59    5.70    5.89
  Securities available for sale, at cost:
     Taxable                                                4.89    4.90    4.92    4.69    5.01    4.92    4.81    5.47    5.37
     Tax-exempt                                             7.29    7.02    7.28    7.62    7.53    7.50    7.50    7.68    8.06
                                                            ----   -----    ----    ----    ----    ----    ----    ----    ----
       Total securities available for sale                  5.07    5.06    5.08    4.98    5.26    5.19    5.08    5.68    5.58
  Federal funds sold, security resale agreements, and
     other investments                                      5.35    8.69    3.94    3.97    6.49    3.26    3.29    5.33    5.71
                                                            ----   -----    ----    ----    ----    ----    ----    ----    ----
  TOTAL EARNING ASSETS                                      5.81    5.76    5.46    5.37    5.48    5.47    5.53    5.70    5.86
                                                            ====   =====    ====    ====    ====    ====    ====    ====    ====

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                          1.28    1.03     .82     .80     .83     .88     .96    1.07    1.18
     Savings accounts                                        .38     .37     .34     .35     .35     .36     .39     .46     .58
     Consumer time deposits                                 3.13    2.94    2.78    3.50    3.47    3.55    3.58    3.74    3.86
     Other deposits                                         2.51    2.03    1.46    1.13    1.13    1.07    1.05    1.26    1.42
     Foreign deposits                                       2.33    1.83    1.35     .98     .94     .94    1.05    1.42    1.42
     Federal funds borrowed                                 2.55    2.11    1.56    1.15    1.13    1.09    1.37    1.57    1.59
     Security repurchase agreements                         1.65    1.20     .77     .56     .55     .53     .53     .71     .73
     Borrowed funds                                         1.77    1.30    1.35     .81     .75     .96     .98    1.21    1.38
     Long-term debt                                         3.03    2.72    2.54    2.21    2.18    2.42    2.26    2.44    2.33
                                                            ----   -----    ----    ----    ----    ----    ----    ----    ----
  TOTAL INTEREST BEARING LIABILITIES                        2.32    1.98    1.71    1.59    1.62    1.74    1.75    1.92    1.96
                                                            ====   =====    ====    ====    ====    ====    ====    ====    ====

NET INTEREST SPREAD                                         3.49    3.78    3.75    3.78    3.86    3.73    3.78    3.78    3.90
Contribution of noninterest bearing sources of funds         .36     .31     .29     .31     .30     .30     .32     .33     .31
                                                            ----   -----    ----    ----    ----    ----    ----    ----    ----
NET INTEREST MARGIN                                         3.85%   4.09%   4.04%   4.09%   4.16%   4.03%   4.10%   4.11%   4.21%
                                                            ====   =====    ====    ====    ====    ====    ====    ====    ====

MEMO:
Interest bearing core deposits                              1.88%   1.64%   1.45%   1.59%   1.61%   1.68%   1.76%   1.93%   2.10%
Interest bearing total deposits                             2.00    1.70    1.43    1.48    1.51    1.56    1.62    1.82    1.97
Borrowed funding and long-term debt                         2.82    2.47    2.21    1.79    1.78    1.99    1.92    2.05    1.95

(1) Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                  2005                       2004                                        2003
                                --------   -----------------------------------------   -----------------------------------------
                                1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Per common share:
 Basic net income               $    .75   $   1.48   $    .88   $    .84   $   1.17   $    .89   $    .56   $    .96   $   1.05
 Diluted net income                  .74       1.46        .86        .83       1.16        .88        .56        .94       1.05
 Trailing four quarters
  basic net income                  3.95       4.37       3.78       3.46       3.58       3.46       3.03       3.03       2.69
 Trailing four quarters
  diluted net income                3.89       4.31       3.73       3.43       3.54       3.43       3.01       3.01       2.67
 Dividends declared                  .35        .35        .35        .32        .32        .32        .32       .305       .305
 Dividends paid                      .35        .35        .35        .32        .32        .32        .32       .305       .305
Dividend payout ratio(1)           47.30%     23.97%     40.70%     38.55%     27.59%     36.36%     57.14%     32.45%     29.05%
Dividend yield (annualized)(2)      4.18       3.73       3.63       3.66       3.60       3.77       4.34       3.73       4.38
P/E ratio(3)                        8.61 x     8.71 x    10.35 x    10.21 x    10.05 x     9.90 x     9.79 x    10.87 x    10.43 x

Common dividends declared       $  228.4   $  231.5   $  235.0   $  199.4   $  194.5   $  195.3   $  196.5   $  186.4   $  186.6
Preferred dividends
 declared                             .4         .4         .4          -          -          -          -          -          -

Common dividends paid              228.4      231.5      235.0      199.4      194.5      195.3      196.5      186.4      186.6
Preferred dividends paid              .4         .4         .4          -          -          -          -          -          -

Shares outstanding(4):
 Average basic                   643,005    652,949    663,339    619,098    605,917    607,624    613,574    612,120    611,522
 Average diluted                 652,487    666,250    677,143    625,476    612,597    612,712    618,969    618,384    615,579
 Ending common                   637,771    646,750    658,273    612,880    606,560    605,996    609,137    613,426    610,972

Common stock price:
 High                           $  37.75   $  39.66   $  39.35   $  36.10   $  37.10   $  34.44   $  34.56   $  34.97   $  29.45
 Low                               32.85      36.07      34.35      32.60      32.14      29.46      29.03      27.72      26.53
 Close                             33.50      37.55      38.62      35.01      35.58      33.94      29.46      32.71      27.85

Book value per common share     $  19.82   $  19.80   $  18.98   $  16.86   $  16.25   $  15.39   $  14.89   $  14.72   $  14.05
Tangible book value per
 common share                      14.34      14.36      13.57      14.43      14.33      13.47      12.96      12.80      12.18
Other comprehensive
 income per share                    .07        .16        .13        .07        .11        .11        .08        .06        .09

Market to book value               169.0%     189.6%     203.5%     207.7%     219.0%     220.5%     197.9%     222.2%     198.2%

Market capitalization of
 common stock                   $ 21,365   $ 24,285   $ 25,422   $ 21,457   $ 21,581   $ 20,568   $ 17,945   $ 20,065   $ 17,016

(1)   Dividend declared divided by diluted net income per common share

(2)   Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)   In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                     2005                       2004                                        2003
                                   --------   -----------------------------------------   -----------------------------------------
                                    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Holding company debt:
 Senior notes                      $    815   $    559   $    566   $    476   $    499   $    295   $    297   $    304   $    295
 Subordinated debt                    1,331      1,354      1,381      1,513      1,597      1,969      1,986      2,041      1,991
 Junior subordinated debentures
  owed to unconsolidated
  subsidiary trusts                     600        605        609        249        186        186        186          -          -
 Other                                    1          1          1          1          2          2          2          2          3
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total holding company debt          2,747      2,519      2,557      2,239      2,284      2,452      2,471      2,347      2,289
Subsidiary debt:
 Subordinated debt                    2,015      2,057      2,091      2,012      2,117      2,080      2,101      2,168      1,785
 Senior bank notes                   23,420     18,549     17,987     12,360     11,489     15,266     18,732     19,239     15,716
 Capital securities                       -          -          -          -          -          -          -        180        180
 FHLB advances                        4,851      4,904      4,965      3,881      3,668      3,868      4,000      4,004      4,002
 Secured debt financings                480        667        893          -          -          -          -          -          -
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total subsidiary debt              30,766     26,177     25,936     18,253     17,274     21,214     24,833     25,591     21,683
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
 TOTAL LONG-TERM DEBT              $ 33,513   $ 28,696   $ 28,493   $ 20,492   $ 19,558   $ 23,666   $ 27,304   $ 27,938   $ 23,972
                                   ========   ========   ========   ========   ========   ========   ========   ========   ========

BORROWED FUNDS:
U.S. Treasury demand notes         $    734   $  1,024   $  6,374   $  2,986   $    569   $  5,655   $    847   $  1,550   $    352
Short-term senior bank notes             60        195        100        100          -          -          -        290        555
Commercial paper and other            1,003        817      1,153        817        812        960        626        828        829
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
 TOTAL BORROWED FUNDS              $  1,797   $  2,036   $  7,627   $  3,903   $  1,381   $  6,615   $  1,473   $  2,668   $  1,736
                                   ========   ========   ========   ========   ========   ========   ========   ========   ========

STOCKHOLDERS' EQUITY

Total Stockholders' Equity         $ 12,643   $ 12,804   $ 12,492   $ 10,335   $  9,854   $  9,329   $  9,068   $  9,030   $  8,587

ACCUMULATED OTHER COMPREHENSIVE
 INCOME, NET OF TAX:
SFAS 115 unrealized gain, net      $     23   $    107   $    138   $     45   $    149   $    132   $    153   $    183   $    191
SFAS 133 unrealized gain
 (loss), net                             24         (6)       (51)        (3)       (81)       (67)      (103)      (149)      (135)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
 TOTAL ACCUMULATED OTHER
  COMPREHENSIVE INCOME,
  NET OF TAX                       $     47   $    101   $     87   $     42   $     68   $     65   $     50   $     34   $     56
                                   ========   ========   ========   ========   ========   ========   ========   ========   ========

RISK-BASED CAPITAL(1)

Tier 1 capital                     $  9,706   $  9,815   $  9,578   $  9,018   $  8,864   $  8,420   $  8,052   $  7,987   $  7,536
Total risk-based capital             13,837     14,023     13,793     13,070     12,946     12,561     12,199     12,187     11,220
Risk-weighted assets                121,864    118,960    116,822     99,909     94,709     95,772     99,255     98,335     96,348

Tier 1 capital ratio                   7.96%      8.25%      8.20%      9.03%      9.36%      8.79%      8.11%      8.12%      7.82%
Total risk-based capital ratio        11.35      11.79      11.81      13.08      13.67      13.12      12.29      12.39      11.65
Leverage ratio                         7.20       7.31       7.38       7.90       8.19       7.43       6.58       6.78       6.55

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares
 repurchased                           13.9       12.9       16.0        9.0        2.2        4.8        5.3          -        1.4
Average price per share of
 repurchased common shares         $  35.48   $  37.86   $  36.83   $  35.06   $  34.53   $  32.53   $  30.10          -   $  27.24
Total cost                         $  494.0   $  488.2   $  589.2   $  315.9   $   75.4   $  154.7   $  160.3          -   $   37.6
Common shares remaining under
 authorization(2)                      23.2       37.1       25.0       41.0       50.0       27.8       32.6       37.9       37.9

SELECTED RATIOS AND OTHER

Long-term debt to equity             265.06%    224.13%    228.08%    198.28%    198.47%    253.69%    301.11%    309.40%    279.16%
Long-term debt to total
 capitalization                       72.61      69.15      69.52      66.47      66.50      71.73      75.07      75.57      73.63
Equity to assets                       8.98       9.19       9.15       8.83       8.84       8.18       7.49       7.32       7.30
Common equity to assets                8.98       9.19       9.15       8.83       8.84       8.18       7.49       7.32       7.30
Tangible equity to assets(3)           6.66       6.84       6.72       7.65       7.88       7.23       6.59       6.42       6.39
Tangible common equity
 to assets(3)                          6.66       6.84       6.72       7.65       7.88       7.23       6.59       6.42       6.39

Minority interest(4)               $    239   $    240   $    332   $    164   $    157   $    156   $    151   $     73   $     71

(1)   First quarter 2005 risk-based capital is based upon preliminary data

(2) In December 2004, National City's Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

(3)   Excludes goodwill and other intangible assets

(4)   Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                  2005                       2004                                        2003
                                 -------    ----------------------------------------    ----------------------------------------
                                 1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
Mortgage banking revenue         $   283    $   142    $   370    $   193    $   579    $   451    ($   27)   $   427    $   631
Deposit service charges              161        175        172        162        147        146        145        142        135
Payment processing revenue             -         23        132        132        122        135        125        113        105
Trust and investment management
 fees                                 73         72         74         79         76         72         72         78         69
Card-related fees                     28         32         35         38         37         42         42         44         41
Other service fees                    26         33         28         29         23         24         28         26         28
Brokerage revenue                     39         45         34         34         32         31         33         34         24
Leasing revenue                       74         81         87          6          6          8         11          8         10
Ineffective hedge and other
 derivative gains, net(1)             13         28          2         35          8         25        (11)        79          7
Principal investment gains
 (losses), net                        10         10         19         17         23          -         17        (16)         6
Student loan sale gains                1          -          1         15          -          -          1          6          -
Gain on sale of National
 Processing, Inc.                      -        714          -          -          -          -          -          -          -
Gain on sale of Upper
 Peninsula branches                    -         14          -          -          -          -          -          -          -
Gain on sale of Corporate
 Trust Bond Administration
 business                              -         (3)         -         65          -          -          -          -          -
Initial gain from the
 securitization of automobile
 receivables                           -          -          -          -          9          -          -          -          -
All other                             67         76         69         56         56         47         48         40         47
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL FEES AND OTHER INCOME        775      1,442      1,023        861      1,118        981        484        981      1,103
Bank stock fund                        8          3          -          -          -          7          1         32          -
Other securities                       6          8          3          5          -          3          4          -          -
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL SECURITIES GAINS
   (LOSSES), NET                      14         11          3          5          -         10          5         32          -
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
    TOTAL NONINTEREST INCOME     $   789    $ 1,453    $ 1,026    $   866    $ 1,118    $   991    $   489    $ 1,013    $ 1,103
                                 =======    =======    =======    =======    =======    =======    =======    =======    =======

MEMO:
  Operating lease intangible
   amortization(2)              ($     8)  ($     9)  ($    11)

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2) Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                 2005                        2004                                        2003
                                -------    ----------------------------------------    ----------------------------------------
                                1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Salaries, benefits, and other
 personnel                      $   631    $   685    $   661    $   594    $   549    $   541    $   571    $   542    $   561
Equipment                            76         92         73         69         66         72         55         59         59
Net occupancy                       101         69         66         59         60         61         58         56         58
Third-party services                 66         95         82         73         68         88         71         71         65
Card processing                       5         13         59         60         58         60         54         52         52
Telecommunications                   21         22         21         23         19         22         22         19         21
Marketing and public relations       28         33         30         30         22         30         22         67         17
Leasing expense                      57         57         63          2          4          3         (5)         5         49
Postage                              22         21         22         20         20         19         22         18         20
Travel and entertainment             21         25         22         19         16         19         15         14         13
Supplies                             16         19         17         15         14         16         15         15         13
State and local taxes                24         16         16         13         15         16         16         14         16
Intangible asset amortization        15         16         17          7          6          6          6          6          5
FDIC assessments                      3          2          3          3          2          3          2          3          2
OREO expense, net                     2          3          2          2          2          5          4          6          3
Building lease termination
 penalty                              -          -          -          -          -          -          -          9          -
Impairment, fraud, and other
 losses, net                         16         15         20         26         10         24         14         16          9
All other                            51         88         59         60         55         60         66         54         46
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
 TOTAL NONINTEREST EXPENSE      $ 1,155    $ 1,271    $ 1,233    $ 1,075    $   986    $ 1,045    $ 1,008    $ 1,026    $ 1,009
                                =======    =======    =======    =======    =======    =======    =======    =======    =======

MEMO:
  Merger integration costs      $    19    $    39    $    28    $     6    $     1

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                  2005                        2004                                       2003
                                --------   -----------------------------------------   ------------------------------------------
                                1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Salaries and wages              $    350   $    353   $    363   $    318   $    313   $    313   $    310   $    303   $    299
Incentive compensation               169        208        198        210        157        167        264        241        171
Deferred personnel costs             (76)       (94)       (99)      (104)       (81)      (101)      (145)      (155)      (110)
Stock-based compensation              15         28         15         12         12         10         10          6          4
Payroll taxes                         51         31         37         36         44         28         33         37         43
Contract labor                        34         62         36         32         19         38         29         23         20
Medical and other benefits            52         37         54         48         46         45         42         49         44
Defined contribution plans            25         15         18         17         22         13         14         17         23
Defined benefit pension plan           1          2          2          3          2         (4)        (4)        (4)        (4)
Market valuation adjustments
 on deferred compensation
 liabilities                          (6)        18          4          7          3         19          3         18         (1)
Severance and other                   16         25         33         15         12         13         15          7         72
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL SALARIES, BENEFITS, AND
 OTHER PERSONNEL EXPENSE        $    631   $    685   $    661   $    594   $    549   $    541   $    571   $    542   $    561
                                ========   ========   ========   ========   ========   ========   ========   ========   ========

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                  2005                        2004                                       2003
                                --------   -----------------------------------------   ----------------------------------------
                                1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
LINE OF BUSINESS STAFF:
 Consumer and Small Business
  Financial Services             13,203     13,097     12,678     12,334     11,996     12,093     11,794     11,450     11,472
 Wholesale Banking                2,350      2,282      2,272      1,683      1,590      1,571      1,583      1,592      1,750
 National City Mortgage           7,951      7,795      7,657      7,800      7,678      7,852      8,191      8,079      7,492
 National Consumer Finance
  First Franklin Financial
   Corporation                    2,392      2,391      2,481      2,241      2,012      1,943      1,721      1,475      1,399
  National City Home Loan
   Services                         341        325        326        338        328        357        352        344        362
  National Home Equity              448        415        415        391        312        311        283        253        230
  National City Warehouse
   Resources                         87         69         63          -          -          -          -          -          -
  Provident PCFS(2)                   -        245        437          -          -          -          -          -          -
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
 Total National Consumer Finance  3,268      3,445      3,722      2,970      2,652      2,611      2,356      2,072      1,991
 Asset Management                 1,524      1,517      1,522      1,500      1,475      1,501      1,496      1,514      1,631
 National Processing(3)               -          -      1,608      1,655      1,671      1,693      1,705      1,689      1,761

CORPORATE SUPPORT STAFF(4)        6,812      7,094      6,933      6,120      5,974      6,010      6,063      6,018      6,536
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
 TOTAL EMPLOYEES                 35,108     35,230     36,392     34,062     33,036     33,331     33,188     32,414     32,633
                                =======    =======    =======    =======    =======    =======    =======    =======    =======

(1)   Represents period-end, active, full-time equivalent employees

(2)   In December 2004, the Provident PCFS business was sold

(3)   In October 2004, the National Processing business was sold

(4) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)

                                  2005                       2004                                        2003
                                 -------   -----------------------------------------   -----------------------------------------
                                 1ST QTR   4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance    $ 1,188   $  1,178   $  1,028   $  1,011   $  1,023   $  1,030   $  1,053   $  1,032   $  1,006
Provision for credit losses           77        108        100         61         70        145        102        185        196
Allowance related to loans
 acquired, sold, or securitized        1          6        147         19          -         (2)         -          -          -
Charge-offs:
  Commercial                          43         60         63         17         30         81         43        100        104
  Commercial construction              2         10          2          -          -          1          1          1          -
  Real estate - commercial             5          8          6          7          2         13         10          5          3
  Real estate - residential           42         34         30         34         28         32         48         31         41
  Home equity lines of credit          7          8          6          7          6          6          6          6          6
  Credit card and other
   unsecured lines of credit          28         25         26         27         31         27         24         25         22
  Other consumer                      26         28         24         25         27         29         27         30         35
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
Total charge-offs                    153        173        157        117        124        189        159        198        211
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------

Recoveries:
  Commercial                          32         42         22         23         14         13          9         11         11
  Commercial construction              -          1          -          -          -          -          -          -          -
  Real estate - commercial             3          3          4          3          3          3          1          -          1
  Real estate - residential           17         10         18         14         10         10         11          6         10
  Home equity lines of credit          2          2          3          3          2          2          2          1          2
  Credit card and other
   unsecured lines of credit           2          2          2          2          2          2          2          2          2
  Other consumer                      10          9         11          9         11          9          9         14         15
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
Total recoveries                      66         69         60         54         42         39         34         34         41
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
Net charge-offs                       87        104         97         63         82        150        125        164        170
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
Ending loan loss allowance       $ 1,179   $  1,188   $  1,178   $  1,028   $  1,011   $  1,023   $  1,030   $  1,053   $  1,032
                                 =======   ========   ========   ========   ========   ========   ========   ========   ========

MEMO:
Net charge-offs on:
  Securitized credit cards       $    18   $     19   $     19   $     21   $     17   $     19   $     20   $     21   $     15
  Managed credit cards                36         35         35         39         38         37         35         36         28
  Securitized automobile loans         3          4          3          3          2          2          2          2          3
  Managed automobile loans(1)         11         14         10         10         12         12         11         10         13
  Securitized home equity loans        1          -          -          -          -          -          -          -          -
  Managed home equity loans(2)        13         10          9          -          -          -          -          -          -

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS
 (ANNUALIZED)

Commercial                           .18%       .30%       .64%      (.11)%      .34%      1.37%       .63%      1.63%      1.67%
Commercial construction              .26       1.19        .32       (.07)      (.01)       .13        .12        .18        .02
Real estate - commercial             .08        .18        .09        .16       (.06)       .41        .36        .22        .10
Real estate - residential            .34        .31        .16        .29        .28        .33        .61        .45        .59
Home equity lines of credit          .11        .10        .09        .13        .14        .15        .19        .19        .20
Credit card and other
 unsecured lines of credit          4.48       3.92       4.01       4.66       5.08       4.29       4.13       4.46       3.92
Other consumer                       .76        .91        .77        .80        .91       1.04        .83        .80       1.09
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
  TOTAL NET CHARGE-OFFS              .35%       .41%       .41%       .30%       .42%       .76%       .64%       .88%       .95%
                                 =======   ========   ========   ========   ========   ========   ========   ========   ========

MEMO:
Securitized credit cards            5.04%      5.29%      5.33%      5.69%      4.77%      5.20%      5.35%      5.76%      4.29%
Managed credit cards                6.08%      5.69%      5.78%      6.38%      6.00%      5.82%      5.58%      6.11%      4.71%
Securitized automobile loans        1.67%      1.72%      1.18%       .90%       .83%      1.67%      1.41%      1.32%      1.39%
Managed automobile loans(1)         1.24%      1.44%      1.08%       .96%      1.14%      1.09%       .98%       .89%      1.23%
Securitized home equity loans       5.37%      1.07%      1.84%         -          -          -          -          -          -
Managed home equity loans(2)         .21%       .16%       .16%         -          -          -          -          -          -

LENDING-RELATED COMMITMENTS
 ALLOWANCE

Beginning lending-related
 commitment allowance            $   100   $    127   $    117   $    115   $    102   $     99   $     94   $     96   $     92
Allowance related to
 commitments acquired                  -          -         12          2          -          -          -          -          -
Net provision for credit losses       (7)       (27)        (2)         -         13          3          5         (2)         4
                                 -------   --------   --------   --------   --------   --------   --------   --------   --------
Ending lending-related
 commitment allowance            $    93   $    100   $    127   $    117   $    115   $    102   $     99   $     94   $     96
                                 =======   ========   ========   ========   ========   ========   ========   ========   ========

MEMO:
Total Provision for Credit
 Losses                          $    70   $     81   $     98   $     61   $     83   $    148   $    107   $    183   $    200

(1)   Represents managed portfolio of indirect prime automobile loans

(2) Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                  2005                       2004                                        2003
                                 -------   ----------------------------------------    ----------------------------------------
                                 1ST QTR   4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
NONPERFORMING ASSETS

Commercial                       $   158   $   161    $   212    $   164    $   200    $   257    $   341    $   402    $   379
Commercial construction               13        12         13          2          4          7          9          8          6
Real estate - commercial             110       102        101         89         68         67         65         75         78
Real estate - residential:
  National City Mortgage             116       108         88         92        124        103        102         97        110
  First Franklin                      62        59         54         55         55         51         49         47         44
  Altegra/Loan Zone                    2         1         10         12         41         50         60         66         69
  Other                               25        26         24         25         13         15          3         12         10
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
     Total real estate -
      residential                    205       194        176        184        233        219        214        222        233
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
Total nonperforming portfolio
 loans                               486       469        502        439        505        550        629        707        696
Other real estate owned (OREO):
  Commercial                           3         5         18          4          2          2          4          5          3
  Real estate - residential:
     National City Mortgage           30        32         31         35         31         43         44         38         43
     First Franklin                   48        42         42         38         39         33         34         31         34
     Altegra/Loan Zone                 2         5          9         15         20         21         28         30         36
     Other                             2         2          7          3          -          -          -          -          -
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
       Total real estate -
        residential                   82        81         89         91         90         97        106         99        113
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  Other                                5         3          -          -          -          -          -          -          -
Total OREO                            90        89        107         95         92         99        110        104        116

Mortgage loans held for sale
 and other                             2         5         19         10          9          8         17          7         10
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS     $   578   $   563    $   628    $   544    $   606    $   657    $   756    $   818    $   822
                                 =======   =======    =======    =======    =======    =======    =======    =======    =======

PERCENTAGE OF NONPERFORMING
 ASSETS BY CATEGORY

Commercial                            28%       29%        34%        30%        34%        40%        45%        49%        46%
Commercial construction                2         2          2          -          1          1          1          1          1
Real estate - commercial              19        18         16         16         11         10          9          9          9
Real estate - residential:
  National City Mortgage              20        19         15         17         20         15         14         13         14
  First Franklin                      10        10          8         10          9          8          6          5          5
  Altegra/Loan Zone                    -         -          2          2          7          8          8          8          8
  Other                                5         5          3          5          2          2          -          1          1
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
       Total real estate -
        residential                   35        34         28         34         38         33         28         27         28
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
Total nonperforming portfolio
 loans                                84        83         80         80         84         84         83         86         84
Other real estate owned (OREO):
  Commercial                           1         1          3          1          -          -          1          1          -
  Real estate - residential:
     National City Mortgage            6         6          5          6          5          7          6          4          6
     First Franklin                    8         7          7          7          7          5          4          4          4
     Altegra/Loan Zone                 -         1          1          3          3          3          4          4          4
     Other                             -         -          1          1          -          -          -          -          -
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
       Total real estate -
        residential                   14        14         14         17         15         15         14         12         14
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  Other                                1         1          -          -          -          -          -          -          -
Total OREO                            16        16         17         18         15         15         15         13         14

Mortgage loans held for sale
 and other                             -         1          3          2          1          1          2          1          2
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS         100%      100%       100%       100%       100%       100%       100%       100%       100%
                                 =======   =======    =======    =======    =======    =======    =======    =======    =======

DISTRESSED LOAN SALES

Distressed loans classified
 as nonperforming at the end
 of the previous quarter         $     8         -          -    $     1    $    11    $    27    $    28    $    40    $    32
Other                                  -         -    $     8          -         15         12         16         25         24
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL DISTRESSED LOANS SOLD    $     8         -    $     8    $     1    $    26    $    39    $    44    $    65    $    56
                                 =======   =======    =======    =======    =======    =======    =======    =======    =======

RATIOS

Nonperforming assets to
 period-end portfolio loans
 and other nonperforming assets      .56%      .56%       .64%       .64%       .76%       .83%       .97%      1.08%      1.10%
Nonperforming assets to
 period-end total assets             .41       .40        .46        .46        .54        .58        .62        .66        .70
Loan loss allowance to
 nonperforming portfolio loans    242.76    253.42     234.48     234.09     200.41     186.09     163.80     148.73     148.15
Loan loss allowance to period-
 end portfolio loans                1.15      1.19       1.21       1.22       1.26       1.29       1.32       1.39       1.38
Loan loss allowance (period-
 end) to annualized net
 charge-offs                      330.46    290.31     302.46     407.33     305.75     171.81     208.55     159.72     149.14

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                  2005                       2004                                        2003
                                 -------   ----------------------------------------    ----------------------------------------
                                 1ST QTR   4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST

Commercial                       $    59   $    44    $    51    $    39    $    26    $    20    $    38    $    35    $    42
Commercial construction                6        12         16          3         10          3         10         14          5
Real estate - commercial              39        29         46         51         35         32         22         26         18
Real estate - residential:
  National City Mortgage and
   other                             162       168        150        121        131        140        121        125        136
  First Franklin                     270       295        265        252        235        225        210        190        189
  Altegra/Loan Zone                    2         3          8         10         50         63         84        115        121
  National Home Equity                 -         1          -          -          -          -          1          1          1
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
     Total real estate -
      residential                    434       467        423        383        416        428        416        431        447
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------

Home equity lines of credit           10        10          9          7          9         15         15         15         14
Credit card and other unsecured
 lines of credit                      22        21         22         22         22         18         15         14         16
Other consumer                         9        13         13         10         10         12         11         19         12
Mortgage loans held for sale
 and other                            14        25         48         35         36         37         71         39         57
                                 -------   -------    -------    -------    -------    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE  $   593   $   621    $   628    $   550    $   564    $   565    $   598    $   593    $   611
                                 =======   =======    =======    =======    =======    =======    =======    =======    =======

              TEN LARGEST NONPERFORMING LOANS AS OF MARCH 31, 2005
                                ($ IN MILLIONS)

                                                                                                 Amount     As a Percentage of Total
     Major Industry(1)             Sub-Industry                      Portfolio                 Outstanding   Nonperforming Assets
--------------------------   ---------------------------   ---------------------------------   -----------  ------------------------
Industrial                       Air Transportation               Commercial Leases            $      31              5.4%
Real estate                  Non-Residential real estate        Commercial Real Estate                11              1.9%
Real estate                  Non-Residential real estate        Commercial Real Estate                 9              1.6%
Real estate                     Electrical Contracting               Commercial                        8(2)           1.4%
Real estate                     Construction Contractors     Commercial/Commercial Leases              7              1.2%
Consumer noncyclical                 Healthcare            Commercial/Commercial Real Estate           7              1.2%
Industrial                        Equipment Service                  Commercial                        6(2)           1.0%
Real estate                  Non-Residential real estate        Commercial Real Estate                 6              1.0%
Consumer cyclical              Amusement & Recreational         Commercial Real Estate                 6              1.0%
Financial                              Finance             Commercial/Commercial Real Estate           5              0.9%
                                                                                               ---------            -----
                                                                                               $      96             16.6%

Total nonperforming assets                                                                     $     578            100.0%

Nonperforming assets as a
 percentage of period-end
 portfolio loans and other
 nonperforming assets                                                                                                 .56%

(1)   Based on Standard Industrial Classification System codes

(2)   Loan represents a participation in a shared national credit

          COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2005
                                ($ IN MILLIONS)

                                               Percent to     Average Loan           Largest Loan
         Major Industry(1)            Balance    Total     Balance Per Obligor    to a Single Obligor
-----------------------------------   -------  ----------  ---------------------  -------------------
Real estate                           $12,822        31%           $0.9                  $ 58
Consumer cyclical                       6,580        16%            1.0                   118
Consumer noncyclical                    5,048        12%             .5                    47
Industrial                              5,205        13%            1.0                    35
Basic materials                         3,338         8%            1.5                    36
Financial                               3,027         7%            1.5                    45
Services                                1,770         4%             .4                   109
Energy and utilities                      746         2%            1.1                    50
Technology                                388         1%            2.3                    24
Miscellaneous                           2,312         6%             .2                    24
                                      -------   -------
Total commercial, commercial real
 estate and commercial construction   $41,236      100%
                                      =======   =======

(1)   Based on Standard Industrial Classification System codes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                           2005                     2004                                    2003
                                        ---------- --------------------------------------  -----------------------------------------
                                         1ST QTR     4TH QTR   3RD QTR   2ND QTR  1ST QTR  4TH QTR   3RD QTR   2ND QTR     1ST QTR
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
AVERAGE TOTAL DEPOSITS (1)(2)           $   52,271 $   51,752  $ 52,125 $ 48,305 $ 46,412  $ 46,443  $46,002  $   45,526  $   44,472

PERIOD-END DEPOSIT ACCOUNT METRICS(2)

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking            1,753      1,748     1,750    1,661    1,651     1,645    1,641       1,604       1,575
     Interest bearing checking                 856        844       830      750      720       713      709         696         682
     Money market savings                      659        584       541      496      457       456      457         449         438
     Regular savings                           727        760       796      806      824       824      842         855         871
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
        TOTAL PERSONAL DEPOSIT ACCOUNTS      3,995      3,936     3,917    3,713    3,652     3,638    3,649       3,604       3,566
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========
Average account size:
     Noninterest bearing checking       $    2,134 $    2,177  $  1,997 $  2,001 $  1,956  $  1,917  $ 1,834  $    1,939  $    1,986
     Interest bearing checking               9,342      9,679     9,582   10,559   11,106    11,138   10,807      10,671      10,372
     Money market savings                   21,221     24,025    26,337   28,876   30,743    30,369   30,298      30,044      29,835
     Regular savings                         2,982      2,847     2,735    2,822    2,607     2,519    2,498       2,530       2,504
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
        TOTAL AVERAGE ACCOUNT SIZE      $    6,980 $    7,155  $  7,119 $  7,496 $  7,507  $  7,424  $ 7,294  $    7,263  $    7,135
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========
BUSINESS DEPOSITS:

Number of accounts (in thousands)              374        367       362      336      322       316      309         299         287
Average account size                    $   19,813 $   19,960  $ 20,660 $ 19,737 $ 19,518  $ 18,940  $19,196  $   19,132  $   18,333

TIME DEPOSITS:

Number of accounts (in thousands)              930        902       898      805      782       801      818         851         882
Average account size                    $   18,307 $   18,032  $ 17,702 $ 16,451 $ 15,900  $ 15,816  $15,622  $   15,521  $   15,560

CONSUMER LOAN PRODUCTION METRICS
  (# OF LOANS)(3)

Installment loan originations:
  Home equity(4)(6)                          5,344      6,404     8,001    7,356    5,703     7,318   16,532      12,497       7,520
  Other(5)                                   3,966      4,472     5,280    5,075    4,249     4,576    6,199       5,536       4,697
Home equity(6) and other lines of
  credit                                    16,994     20,807    24,447   22,752   15,381    17,340   23,946      26,974      19,406
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
     TOTAL CONSUMER LOAN ORIGINATIONS       26,304     31,683    37,728   35,183   25,333    29,234   46,677      45,007      31,623
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========

BANK BRANCHES

Traditional                                  1,174      1,179     1,161    1,100    1,065     1,067    1,071       1,070       1,076
In-store                                        43         43        45       42       42        47       51          53          63
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
    TOTAL BANK BRANCHES                      1,217      1,222     1,206    1,142    1,107     1,114    1,122       1,123       1,139
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========

ATMS                                         1,928      1,948     1,931    1,642    1,565     1,574    1,580       1,583       1,607

ONLINE BANKING CUSTOMERS                 1,062,707  1,014,403   975,392  900,074  850,784   793,910  740,976     664,283     599,411

SELECTED AVERAGE PORTFOLIO LOAN
 BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial
    (commercial)                        $    1,156 $    1,143  $  1,156 $  1,136 $  1,082  $    987  $   954  $    1,042  $    1,009
  Automobile leases (other consumer)           525        561       618       83      127       177      270         379         518
  Installment loans (other consumer):
    Installment loans                        5,874      5,800     5,681    5,445    5,656     6,339    6,307       6,034       5,828
    Securitized automobile loans(7)            835        944     1,051    1,196    1,012       530      610         698         791
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
  Total managed installment loans            6,709      6,744     6,732    6,641    6,668     6,869    6,917       6,732       6,619
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
     TOTAL DEALER FINANCE               $    8,390 $    8,448  $  8,506 $  7,860 $  7,877  $  8,033  $ 8,141  $    8,153  $    8,146
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========

EDUCATION FINANCE

  Student loans (other consumer)        $    1,105 $      713  $    454 $    820 $  1,092  $    716  $   471  $      600  $      750
  Commercial loan (commercial)                   -          -         -        -        -       417      298         352         749
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
     TOTAL EDUCATION FINANCE            $    1,105 $      713  $    454 $    820 $  1,092  $  1,133  $   769  $      952  $    1,499
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========

NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                          $      971 $      994  $    990 $    986 $  1,054  $  1,044  $ 1,003  $      939  $      915
  Securitized credit cards (7)               1,450      1,450     1,450    1,450    1,450     1,450    1,450       1,450       1,450
                                        ---------- ----------  -------- -------- --------  --------  -------  ----------  ----------
     TOTAL MANAGED NCCS CREDIT CARDS    $    2,421 $    2,444  $  2,440 $  2,436 $  2,504  $  2,494  $ 2,453  $    2,389  $    2,365
                                        ========== ==========  ======== ======== ========  ========  =======  ==========  ==========

(1)   In millions.

(2) Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fouth quarter results of Consumer and Small Business Financial Services.

(3) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6)   See additional home equity portfolio statistics on page 27.

(7) Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 10 for further information on these securitized balances.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                           2005                     2004                                     2003
                                        ---------- ---------------------------------------  ---------------------------------------
                                         1ST QTR    4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR    3RD QTR   2ND QTR   1ST QTR
                                        ---------- --------   --------  --------  --------  --------   -------   --------  --------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period       $  63,038  $ 60,322   $ 59,757  $ 59,730  $ 59,708  $ 58,609   $ 58,690  $ 55,179  $ 57,571
     Acquisitions                               -       257      3,218       645         -         -          -         -         -
     Estimated change due to market
       impact                                (401)      113       (702)      258     1,034     2,914        493     3,376      (188)
     Other activity, net                   (1,939)    2,346     (1,951)     (876)   (1,012)   (1,815)      (574)      135    (2,204)
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------
     Value at end of period                60,698    63,038     60,322    59,757    59,730    59,708     58,609    58,690    55,179
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------

  Non-managed assets:
     Value at beginning of period          45,739    47,327     41,096    52,219    52,139    48,317     48,987    45,929    73,752
     Acquisitions                               -       137      6,710        54         -         -          -         -         -
     Divestiture(1)                             -         -          -   (10,805)        -         -          -         -         -
     Estimated change due to market
       impact                                (818)    2,917       (450)       82       531     3,326       (246)    3,776    (1,814)
     Other activity, net                      477    (4,642)       (29)     (454)     (451)      496       (424)     (718)  (26,009)
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------
     Value at end of period                45,398    45,739     47,327    41,096    52,219    52,139     48,317    48,987    45,929
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------
     TOTAL ASSETS AT END OF PERIOD      $ 106,096  $108,777   $107,649  $100,853  $111,949  $111,847   $106,926  $107,677  $101,108
                                        =========  ========   ========  ========  ========  ========   ========  ========  ========

PROPRIETARY MUTUAL FUND ASSETS
(included above)                        $  12,444  $ 13,483   $ 13,446  $ 14,131  $ 14,361  $ 15,335   $ 14,850  $ 15,831  $ 15,186

ASSETS UNDER ADMINISTRATION
 REPRESENTED BY:

  Type of investment:
     Money market and other             $  12,146  $ 11,992   $ 16,834  $ 12,958  $ 14,598  $ 15,729   $ 15,871  $ 15,760  $ 15,144
     Equity                                57,114    59,057     57,004    56,098    56,166    55,319     49,966    50,647    45,364
     Fixed income                          36,836    37,728     33,811    31,797    41,185    40,799     41,089    41,270    40,600
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------
        TOTAL                           $ 106,096  $108,777   $107,649  $100,853  $111,949  $111,847   $106,926  $107,677  $101,108
                                        =========  ========   ========  ========  ========  ========   ========  ========  ========

  Type of business:
     Investment management and
       personal trust                   $  55,454  $ 54,074   $ 52,070  $ 53,175  $ 53,385  $ 50,475   $ 47,991  $ 48,866  $ 46,246
     Corporate trust                       12,958    13,380      7,076     6,833    17,316    18,788     19,333    18,006    17,312
     Retirement plan services              17,530    18,459     18,172    18,243    18,215    18,418     16,703    17,514    15,826
     Charitable and endowment               8,740    11,318     10,882    11,068    11,203    12,244     11,710    11,864    11,030
     Other                                 11,414    11,546     19,449    11,534    11,830    11,922     11,189    11,427    10,694
                                        ---------  --------   --------  --------  --------  --------   --------  --------  --------
        TOTAL                           $ 106,096  $108,777   $107,649  $100,853  $111,949  $111,847   $106,926  $107,677  $101,108
                                        =========  ========   ========  ========  ========  ========   ========  ========  ========

PERCENTAGE OF ASSETS UNDER
ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                    11%       11%        16%       13%       13%       14%        15%       15%       15%
     Equity                                    54%       54%        53%       56%       50%       50%        47%       47%       45%
     Fixed income                              35%       35%        31%       31%       37%       36%        38%       38%       40%

  Type of business:
     Investment management and personal
       trust                                   52%       50%        48%       53%       48%       45%        45%       45%       45%
     Corporate trust                           12%       12%         7%        7%       15%       17%        18%       17%       17%
     Retirement plan services                  17%       17%        17%       18%       16%       16%        16%       16%       16%
     Charitable and endowment                   8%       10%        10%       11%       10%       11%        11%       11%       11%
     Other                                     11%       11%        18%       11%       11%       11%        10%       11%       11%

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                           2005                     2004                                     2003
                                        ---------  ---------------------------------------  ---------------------------------------
                                         1ST QTR    4TH QTR   3RD QTR   2ND QTR    1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                        ---------  --------   --------  --------   -------  --------- ---------  --------  --------
REVENUE SUMMARY

Production revenue:
  National City Mortgage (NCM)          $    117   $     79   $    80   $    110   $   122  $     334 ($    152) $    273  $   426
  First Franklin                              84         77       128        165       141         65        95        88       69
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
  Total production revenue                   201        156       208        275       263        399       (57)      361      495
Net servicing revenue (NCM)                   82        (17)      157        (82)      316         52        30        66      136
Other mortgage banking revenue                 -          3         5          -         -          -         -         -        -
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
   TOTAL MORTGAGE BANKING REVENUE       $    283   $    142   $   370   $    193   $   579  $     451 ($     27) $    427  $   631
                                        ========   ========   =======   ========   =======  ========= =========  ========  =======
NCM PRODUCTION REVENUE COMPONENTS:

Gain on sale (1)                        $    112   $    128   $   120   $    201   $   198
Estimated effect of delayed delivery(2)      (37)       (42)      (51)       (61)      (76)
Hedge results(3)                              23          3        10        (57)       26
Disallowed valuation adjustments(4)           11        (15)        -         16       (35)
Other (5)                                      8          5         1         11         9
                                        --------   --------   -------   --------   -------
   TOTAL NCM PRODUCTION REVENUE         $    117   $     79   $    80   $    110   $   122
                                        ========   ========   =======   ========   =======
Gain on sale percentage(6)                   .83%       .98%      .83%      1.18%     1.26%

PRODUCTION DATA

APPLICATIONS(7):
NCM                                     $ 24,400   $ 24,311   $26,411   $ 25,306   $30,493  $  20,548  $ 31,104  $ 57,849  $45,073
First Franklin                            10,733     11,311    12,975     15,703     9,998     10,380    10,935     8,262    6,763
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
   TOTAL APPLICATIONS                   $ 35,133   $ 35,622   $39,386   $ 41,009   $40,491  $  30,928  $ 42,039  $ 66,111  $51,836
                                        ========   ========   =======   ========   =======  ========= =========  ========  =======
ORIGINATIONS:

NCM Retail                              $  7,254   $  8,057   $ 7,735   $  9,838   $ 7,393  $   7,193  $ 15,475  $ 15,312  $11,325
NCM Wholesale                              7,720      8,355     7,765      8,890     7,631      7,921    16,283    18,358   13,694
Less: portfolio loan originations(8)      (1,227)    (1,343)   (1,381)    (1,452)     (945)      (910)   (1,159)   (1,226)  (1,250)
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
     Total NCM originations for sale      13,747     15,069    14,119     17,276    14,079     14,204    30,599    32,444   23,769

Total First Franklin loan originations     5,605      6,953     7,743      8,782     5,673      6,203     6,051     4,396    3,488
Less: portfolio loan originations         (1,662)    (2,594)   (2,835)    (3,056)   (1,113)    (3,227)   (3,250)   (2,000)  (1,756)
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
      Total First Franklin originations
        for sale                           3,943      4,359     4,908      5,726     4,560      2,976     2,801     2,396    1,732
                                        --------   --------   -------   --------   -------  --------- ---------  --------  -------
     TOTAL LOANS ORIGINATED FOR SALE    $ 17,690   $ 19,428   $19,027   $ 23,002   $18,639  $  17,180  $ 33,400  $ 34,840  $25,501
                                        ========   ========   =======   ========   =======  ========= =========  ========  =======
PERCENTAGE OF NCM ORIGINATIONS
  REPRESENTED BY:

       Refinances                             57%        55%       43%        55%       61%        52%       71%       75%      76%
       Government loans                        8%        10%       15%        15%       17%        18%       15%       15%      16%
       Adjustable-rate loans                  38%        33%       38%        32%       25%        20%       10%        6%       7%

PERCENTAGE OF FIRST FRANKLIN
  ORIGINATIONS REPRESENTED BY:

       Refinances                             38%        35%       32%        34%       34%        28%       28%       29%      34%
       Adjustable-rate loans                  81%        78%       80%        76%       80%        83%       79%       74%      71%

GEOGRAPHIC MIX OF ORIGINATIONS(9):

  Top five states and their percentage
  to total NCM originations:
        California                            19%        18%       18%        18%       21%        23%       19%       21%      19%
        Virginia                               9%         8%        9%         9%        8%         7%        8%        8%       7%
        Maryland                               9%         9%        8%         8%        7%         6%        8%        8%       8%
        Texas                                  7%         6%        6%         6%        5%         5%        6%        6%       6%
        Illinois                               6%         6%        6%         6%        6%         6%        6%        6%       6%

LOAN SALES

NCM loans sold servicing retained       $ 13,088   $ 12,604   $14,042   $ 16,735   $15,412  $  21,824  $ 33,140  $ 26,954  $25,400
NCM loans sold servicing released            418        500       417        312       285        340       322       323      211
                                        --------   --------   -------   --------   -------  --------  ---------  --------  -------
     Total NCM loan sales                 13,506     13,104    14,459     17,047    15,697     22,164    33,462    27,277   25,611
First Franklin loans sold servicing
  retained                                 1,876      1,919         -          -         -          -         -         -        -
First Franklin loans sold servicing
  released                                 2,596      2,277     5,566      4,887     4,433      2,379     2,543     2,164    1,851
                                        --------   --------   -------   --------   -------  --------  ---------  --------  -------
    Total First Franklin loan sales        4,472      4,196     5,566      4,887     4,433      2,379     2,543     2,164    1,851
                                        --------   --------   -------   --------   -------  --------  ---------  --------  -------
   TOTAL MORTGAGE LOAN SALES            $ 17,978   $ 17,300   $20,025   $ 21,934   $20,130  $  24,543  $ 36,005  $ 29,441  $27,462
                                        ========   ========   =======   ========   =======  ========= =========  ========  =======

(1) Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2) Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3) Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4) Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105. In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5) Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

(6) Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7) Represents applications for both loans originated for sale and to be held in portfolio.

(8)   Primarily represents second mortgages originated for National Home Equity.

(9) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                             2005                 2004                           2003
                                                            ------- ------------------------------- -------------------------------
                                                            1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
NCM NET SERVICING REVENUE COMPONENTS

 Net servicing fees                                          $  123  $  121  $  122  $  115  $  120  $  116  $   94  $   92  $  120
 Amortization of mortgage servicing assets (MSRs)              (111)   (128)   (125)   (140)   (100)    (73)   (190)   (125)   (126)
 MSR SFAS 140 impairment (charge) recovery                       52     (24)     (5)     42    (118)     13     207    (125)    100
 MSR SFAS 133 hedge and other derivative gains (losses):
   Gains (losses) on MSRs hedged under SFAS 133                 190     143    (543)    607     (18)    (22)    (50)    (83)    (41)
   Gains (losses) on derivatives in SFAS 133 relationships     (241)   (211)    537    (665)     24      16      16     139      67
   Gains (losses) on other derivatives used to
      economically hedge MSRs                                    69      82     171     (41)    407      (3)    (47)    168      16
 Other                                                            -       -       -       -       1       5       -       -       -
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
   NET SERVICING REVENUE                                     $   82 ($   17) $  157 ($   82) $  316  $   52  $   30  $   66  $  136
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======
NCM MORTGAGE SERVICING ASSETS

Carrying value at beginning of period                        $1,597  $1,465  $2,004  $1,320  $1,301  $1,152  $  955  $1,047  $  950
Additions                                                       142     119     130     219     140     253     440     258     266
Amortization                                                   (111)   (128)   (125)   (140)   (100)    (73)   (190)   (125)   (126)
SFAS 133 hedge basis adjustments                                190     143    (543)    607     (18)    (22)    (50)    (83)    (41)
Application of valuation allowance to directly write-down
  servicing assets                                                -       -       -       -       -       -       -    (137)      -
Sales                                                            (1)     (2)     (1)     (2)     (3)     (9)     (3)     (5)     (2)
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD   $1,817  $1,597  $1,465  $2,004  $1,320  $1,301  $1,152  $  955  $1,047
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======
VALUATION ALLOWANCE
 Balance at beginning of period                             ($  107)($   83)($   78)($  120)($    2)($   15)($  222)($  234)($  334)
 Impairment recoveries (charges)                                 52     (24)     (5)     42    (118)     13     207    (125)    100
 Application of valuation allowance to directly write-down
   servicing assets                                               -       -       -       -       -       -       -     137       -
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
BALANCE AT END OF PERIOD                                    ($   55)($  107)($   83)($   78)($  120)($    2)($   15)($  222)($  234)
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                           $1,762  $1,490  $1,382  $1,926  $1,200  $1,299  $1,137  $  733  $  813
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======
FAIR VALUE AT END OF PERIOD                                  $1,806  $1,502  $1,394  $1,955  $1,240  $1,444  $1,140  $  733  $  813
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                    1.14%    .98%    .92%   1.31%    .83%    .92%    .88%    .61%    .72%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                    1.16%    .99%    .93%   1.33%    .86%   1.02%    .88%    .61%    .72%

NCM SERVICING ASSET CAPITALIZATION RATE                        1.08%    .94%    .93%   1.31%    .91%   1.16%   1.33%    .96%   1.05%

SERVICING PREPAYMENT RATE (ANNUALIZED)                           22%     25%     22%     35%     26%     24%     65%     66%     50%

NCM ECONOMIC MSR PERFORMANCE(1)

Net servicing fees and other                                 $  123  $  121  $  122  $  115  $  121  $  121  $   94  $   92  $  120
Amortization of MSRs                                           (111)   (128)   (125)   (140)   (100)    (73)   (190)   (125)   (126)

Recognized change in fair value of MSRs:
  SFAS 133 gains (losses)                                       190     143    (543)    607     (18)    (22)    (50)    (83)    (41)
  SFAS 140 impairment (charge) recovery                          52     (24)     (5)     42    (118)     13     207    (125)    100
Change in MSR fair value not recognized(2)                       31       -     (17)    (10)   (106)    145       -       -       -
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
  Total change in fair value of MSRs                            273     119    (565)    639    (242)    136     157    (208)     59
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------

Recognized change in fair value of derivatives:
  Derivatives included in SFAS 133 relationship                (241)   (211)    537    (665)     24      16      16     139      67
  Other derivatives used to economically hedge MSRs              69      82     171     (41)    407      (3)    (47)    168      16
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
   Total change in fair value of derivatives                   (172)   (129)    708    (706)    431      13     (31)    307      83
                                                            ------- ------- ------- ------- ------- ------- ------- ------- -------
   NET ECONOMIC MSR PERFORMANCE                              $  113 ($   17) $  140 ($   92) $  210  $  197  $   30  $   66  $  136
                                                            ======= ======= ======= ======= ======= ======= ======= ======= =======

NCHLS MORTGAGE SERVICING ASSETS(3)

Carrying value at beginning of period                        $   15       -
Additions                                                        11  $   15
Amortization                                                     (1)      -
Sales                                                             -       -
                                                            ------- -------
 BALANCE AT END OF PERIOD                                    $   25  $   15
                                                            ======= =======
MEMO:
  Total Mortgage Servicing Assets                            $1,787  $1,505

(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

(3) Represents mortgage servicing assets associated with First Franklin loans sold servicing retained.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                      2005                               2004
                                                   ----------    ----------------------------------------------------
                                                    1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                   ----------    ----------    ----------    ----------    ----------
NCM SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                  $  152,367    $  150,329    $  146,958    $  144,598    $  141,146
Additions                                              13,088        12,604        14,042        16,735        15,412
Repayments                                             (8,801)       (9,680)       (8,200)      (13,174)       (9,753)
Other reductions(1)                                    (1,567)         (886)       (2,471)       (1,201)       (2,207)
                                                   ----------    ----------    ----------    ----------    ----------
Ending balance                                     $  155,087    $  152,367    $  150,329    $  146,958    $  144,598
                                                   ==========    ==========    ==========    ==========    ==========
Servicing portfolio composition (UPB):

   Conventional                                    $   93,449    $   93,044    $   92,134    $   92,398    $   91,527
   Government                                          25,521        26,158        26,804        26,260        26,248
   Jumbo and other                                     36,117        33,165        31,391        28,300        26,823
                                                   ----------    ----------    ----------    ----------    ----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES  $  155,087    $  152,367    $  150,329    $  146,958    $  144,598
                                                   ==========    ==========    ==========    ==========    ==========
NATIONAL SERVICER RANKING(2)                                              9             9             9             9

SERVICING PORTFOLIO METRICS:

       Number of loans                              1,071,996     1,065,670     1,058,130     1,044,181     1,036,235
       Average loan size                           $  144,671    $  142,978    $  142,070    $  140,740    $  139,542
       Weighted-average note rate                        5.78%         5.80%         5.82%         5.84%         5.93%
       Weighted-average servicing fee                      30bps         30bps         31bps         31bps         32bps
       Weighted-average age in months                      20            19            18            17            16
       Default rate(3)                                   3.22%         3.94%         3.96%         3.60%         3.15%

NCHLS SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                  $    1,913             -
Additions(4)                                            1,876    $    1,919
Repayments                                                (67)           (6)
                                                   ----------    ----------
Ending balance                                     $    3,722    $    1,913
                                                   ==========    ==========
MORTGAGE BANKING PERSONNEL (FTES)

NCM:
  Loan origination - commission                         2,782         2,674         2,640         2,649         2,650
  Loan origination - non-commission                     2,984         2,999         2,917         3,035         2,937
                                                   ----------    ----------    ----------    ----------    ----------
    Total loan origination                              5,766         5,673         5,557         5,684         5,587
  Loan servicing                                          817           800           786           793           791
  Indirect production                                   1,003           974           977         1,016           976
  Corporate overhead and other                            365           348           337           307           324
                                                   ----------    ----------    ----------    ----------    ----------
      TOTAL NCM FTES                                    7,951         7,795         7,657         7,800         7,678
                                                   ==========    ==========    ==========    ==========    ==========
FIRST FRANKLIN:
  Loan origination - commission                           680           661           662           616           544
  Loan origination - non-commission                     1,328         1,341         1,461         1,296         1,148
                                                   ----------    ----------    ----------    ----------    ----------
    Total loan origination                              2,008         2,002         2,123         1,912         1,692
  Indirect production                                     206           213           196           182           177
  Corporate overhead and other                            178           176           162           147           143
                                                   ----------    ----------    ----------    ----------    ----------
      TOTAL FIRST FRANKLIN FTES                         2,392         2,391         2,481         2,241         2,012
                                                   ==========    ==========    ==========    ==========    ==========

                                                                         2003
                                                   ----------------------------------------------
                                                    4TH QTR      3RD QTR     2ND QTR     1ST QTR
                                                   ----------    --------    --------    --------
NCM SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                  $  129,127    $119,894    $112,358    $101,858
Additions                                              21,824      33,140      26,954      25,400
Repayments                                             (8,634)    (22,067)    (20,673)    (14,696)
Other reductions(1)                                    (1,171)     (1,840)      1,255        (204)
                                                   ----------    --------    --------    --------
Ending balance                                     $  141,146    $129,127    $119,894    $112,358
                                                   ==========    ========    ========    ========
Servicing portfolio composition (UPB):

   Conventional                                    $   89,766    $ 80,160    $ 74,842    $ 67,549
   Government                                          25,439      24,323      23,760      23,405
   Jumbo and other                                     25,941      24,644      21,292      21,404
                                                   ----------    --------    --------    --------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES  $  141,146    $129,127    $119,894    $112,358
                                                   ==========    ========    ========    ========
NATIONAL SERVICER RANKING(2)                                9           9           9           9

SERVICING PORTFOLIO METRICS:

       Number of loans                              1,010,980     948,789     907,969     871,150
       Average loan size                           $  139,613    $136,097    $132,046    $128,977
       Weighted-average note rate                        5.98%       6.09%       6.36%       6.58%
       Weighted-average servicing fee                      33bps       33bps       34bps       34bps
       Weighted-average age in months                      15          15          16          18
       Default rate(3)                                   4.00%       4.13%       4.29%       4.64%

NCHLS SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance
Additions(4)
Repayments

Ending balance

MORTGAGE BANKING PERSONNEL (FTES)

NCM:
  Loan origination - commission                         2,631       2,608       2,550       2,421
  Loan origination - non-commission                     3,145       3,523       3,510       3,121
                                                   ----------    --------    --------    --------
    Total loan origination                              5,776       6,131       6,060       5,542
  Loan servicing                                          745         713         706         675
  Indirect production                                     999       1,030         997         957
  Corporate overhead and other                            332         317         316         318
                                                   ----------    --------    --------    --------
      TOTAL NCM FTES                                    7,852       8,191       8,079       7,492
                                                   ==========    ========    ========    ========
FIRST FRANKLIN:
  Loan origination - commission                           506         474         405         369
  Loan origination - non-commission                     1,140         961         808         771
                                                   ----------    --------    --------    --------
    Total loan origination                              1,646       1,435       1,213       1,140
  Indirect production                                     173         160         152         149
  Corporate overhead and other                            124         126         110         110
                                                   ----------    --------    --------    --------
      TOTAL FIRST FRANKLIN FTES                         1,943       1,721       1,475       1,399
                                                   ==========    ========    ========    ========

(1) Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage. The current quarter ranking is not yet available.

(3)   Mortgage loans greater than 30 days past due.

(4) Comprised of loans sold servicing retained by the First Franklin and the National City Home Loan Services business units.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
           FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                         2005                     2004                                     2003
                                       --------  --------------------------------------  ---------------------------------------
                                        1ST QTR   4TH QTR  3RD QTR    2ND QTR   1ST QTR   4TH QTR    3RD QTR   2ND QTR   1ST QTR
                                       --------  --------  --------  --------  --------  --------   --------  --------  --------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations    $  5,605  $  6,953  $  7,743  $  8,782  $  5,673  $  6,203   $  6,051  $  4,396  $  3,488
  Weighted-average note rate               7.00%     6.91%     7.05%     6.66%     6.72%     6.99%      6.86%     7.14%     7.36%
  Weighted-average credit score(2)          652       653       653       658       651       653        660       657       657
  Interest-only as a percent of total
    originations                             51%       50%       46%       43%       41%       39%        33%       27%       22%

SALES:
  Total sales of First Franklin loans
    to third parties                   $  4,472  $  4,196  $  5,566  $  4,887  $  4,433  $  2,379   $  2,543  $  2,164  $  1,851
  Total production revenue                   84        77       128       165       141        65         95        88        69
  Gain on sale(3)                          2.60%     3.00%     3.39%     4.42%     4.10%     4.03%      4.50%     4.77%     4.52%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance           $ 18,131  $ 18,260  $ 18,116  $ 16,714  $ 15,627  $ 15,137   $ 13,183  $ 11,496  $ 10,434
Average portfolio balance                18,425    18,393    17,497    16,236    15,376    14,219     12,290    11,000    10,004
Weighted-average note rate                 6.77%     6.76%     6.84%     6.84%     7.06%     7.19%      7.43%     7.70%     7.81%
Weighted-average loan size             $124,384  $126,680  $124,399  $131,240  $126,960  $127,556   $124,772  $126,390  $136,113
Weighted-average credit score(2)(5)         648       648       650       649       648       649        648       645       645
First-lien weighted-average
  loan-to-value ratio(6)                  77.64%    77.78%    77.80%    77.85%    77.84%    77.89%     77.82%    78.56%    79.83%

BY LOAN PURPOSE:
  Purchase                                   69%       69%       69%       69%       69%       69%        69%       69%       69%
  Cash out refinancing                       24%       24%       24%       24%       24%       24%        24%       24%       24%
  Rate and term refinancing                   7%        7%        7%        7%        7%        7%         7%        7%        7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO
  LOANS REPRESENTED BY:
  Owner occupied                             96%       96%       96%       96%       96%       96%        97%       97%       97%
  Adjustable-rate loans                      69%       70%       69%       70%       68%       68%        65%       67%       72%
  Interest-only loans                        26%       24%       21%       17%       13%       10%         4%        -         -
  Second lien(7)                             10%        9%       10%        7%        8%        8%         8%        6%        2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                 36%       37%       40%       42%       44%       45%        46%       46%       47%
  Florida                                     7%        7%        7%        7%        6%        6%         6%        6%        6%
  Texas                                       5%        5%        4%        4%        4%        4%         -         -         -
  Oregon                                      4%        4%        4%        4%        4%        4%         4%        4%        4%
  Washington                                  4%        4%        4%        4%        4%        4%         4%        4%        3%
  Ohio                                        -         -         -         -         -         -          3%        4%        4%

NET CHARGE-OFFS                        $      7  $      4  $      6  $      6  $      6  $      5   $      5  $      5  $      6

NET CHARGE-OFFS AS A PERCENTAGE OF
  AVERAGE PORTFOLIO LOANS                   .15%      .10%      .14%      .14%      .16%      .13%       .17%      .18%      .23%

NONPERFORMING ASSETS:
  Nonperforming loans                  $     58  $     53  $     54  $     55  $     55  $     51   $     49  $     47  $     44
  Other real estate owned                    46        41        42        38        39        33         34        30        34
                                       --------  --------  --------  --------  --------  --------   --------  --------  --------
     Total                             $    104  $     94  $     96  $     93  $     94  $     84   $     83  $     77  $     78
                                       ========  ========  ========  ========  ========  ========   ========  ========  ========
NONPERFORMING ASSETS TO TOTAL FIRST
  FRANKLIN PORTFOLIO LOANS AND OTHER
  REAL ESTATE OWNED                         .57%      .51%      .53%      .55%      .60%      .55%       .63%      .67%      .75%

Loans 90+ days past due                $    262  $    295  $    265  $    252  $    235  $    225   $    210  $    196  $    189

DELINQUENCY RATE                           5.78%     6.39%     6.53%     6.42%     5.97%     6.64%      6.44%     7.04%     6.89%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable. These gains are included in total production revenue.

(4) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(6) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7) Second lien positions are insured by third-party mortgage insurance providers between 3 and 10 percent of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                 ($ IN MILLIONS)

                                                     2005                  2004                                2003
                                                   -------  ----------------------------------  ----------------------------------
                                                   1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                   -------  -------  -------  -------  -------  -------  -------  -------  -------
HOME EQUITY LINES OF CREDIT (HELOC)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                $     2  $     -  $     2  $     8  $     5  $     6  $     1  $     1  $     1
  Consumer and Small Business Financial Services     7,993    7,921    7,706    6,056    5,770    5,662    5,514    5,339    5,166
  National Consumer Finance - National Home Equity  11,331   10,299    8,896    7,079    5,618    4,676    3,951    3,209    2,678
  Asset Management                                     626      633      631      610      600      597      605      575      548
                                                   -------  -------  -------  -------  -------  -------  -------  -------  -------
TOTAL PERIOD-END BALANCES HELOCS(1)                $19,952  $18,853  $17,235  $13,753  $11,993  $10,941  $10,071  $ 9,124  $ 8,393
                                                   =======  =======  =======  =======  =======  =======  =======  =======  =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT
 PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                       5.55%    5.14%    4.69%    4.34%    4.34%    4.33%    4.20%    4.39%    4.53%
     Weighted-average credit score(2)(3)               724      727      719      723      721      722      723      722      722
     Weighted-average cumulative loan-to-value
      ratio(4)                                       70.87%   70.97%   72.69%   71.36%   71.22%   71.21%   71.15%   71.47%   71.81%
     Utilization rate                                   45%      48%      43%      42%      42%      41%      41%      40%      40%
     Net charge-offs                               $     4  $     2  $     3  $     3  $     3  $     4  $     3  $     3  $     4
     Loans 90 days past due                              7        7        8        6        7        7        7        6        6

  National Consumer Finance - National Home
   Equity
     Weighted-average note rate                       5.79%    5.25%    4.74%    4.31%    4.35%    4.33%    4.32%    4.56%    4.55%
     Weighted-average credit score(2)(3)               721      722      723      722      717      721      721      721      723
     Weighted-average cumulative loan-to-value
      ratio(4)                                       80.84%   80.93%   80.92%   81.03%   81.18%   82.23%   81.24%   81.00%   80.74%
     Utilization rate                                   57%      57%      56%      53%      53%      51%      49%      49%      51%
     Net charge-offs                               $     1  $     1  $     1  $     1  $     1        -  $     1  $     1        -
     Loans 90 days past due                              3        2        1        1        1  $     1        -        1  $     1

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                $    20  $    47  $    56  $    32  $     5  $     5  $     5  $     6  $     7
  Consumer and Small Business Financial Services     4,096    4,054    3,969    3,726    3,622    3,564    3,452    2,768    2,382
  National Consumer Finance - National Home Equity   1,650    1,528    1,564    1,500    1,414    1,339    1,160    1,055      975
  Asset Management                                      93       97       97       93       91       90       92       96      104
                                                   -------  -------  -------  -------  -------  -------  -------  -------  -------
TOTAL PERIOD-END BALANCES HELOANS(1)               $ 5,859  $ 5,726  $ 5,686  $ 5,351  $ 5,132  $ 4,998  $ 4,709  $ 3,925  $ 3,468
                                                   =======  =======  =======  =======  =======  =======  =======  =======  =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT
 PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                       6.56%    6.59%    6.63%    6.72%    6.82%    6.89%    6.99%    7.56%    8.13%
     Weighted-average credit score(2)(3)               717      716      716      714      713      714      714      714      708
     Weighted-average cumulative loan-to-value
      ratio(4)                                       69.39%   69.55%   69.78%   69.96%   69.72%   69.67%   69.38%   68.83%   68.06%
     Net charge-offs                               $     6  $     4  $     4  $     5  $     4  $     5  $     4  $     5  $     4
     Loans 90 days past due                              5        5        5        4        5        5        4        5        4

  National Consumer Finance - National Home
   Equity
     Weighted-average note rate                       7.07%    7.04%    7.02%    6.99%    7.07%    7.13%    7.33%    7.69%    7.94%
     Weighted-average credit score(2)(3)               726      725      723      722      721      721      719      720      721
     Weighted-average cumulative loan-to-value
      ratio(4)                                       89.65%   89.65%   89.54%   89.61%   89.55%   90.19%   89.44%   89.27%   89.05%
     Net charge-offs                               $     1  $     1        -        -        -        -  $     1  $     1  $     1
     Loans 90 days past due                              -        1        -        -        -        -        1        1        1

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 26.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                      2005                       2004
                                                    --------   -----------------------------------------
                                                    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    --------   --------   --------   --------   --------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                            $537,265   $538,857   $528,289   $498,588   $493,430
Provision for credit losses                           80,570     77,816     71,517     75,017     75,323
                                                    --------   --------   --------   --------   --------
Net interest income after provision                  456,695    461,041    456,772    423,571    418,107
Noninterest income                                   258,858    289,860    285,098    214,877    180,473
Noninterest expense                                  451,314    456,557    455,352    370,455    352,754
                                                    --------   --------   --------   --------   --------
Income before taxes                                  264,239    294,344    286,518    267,993    245,826
Income tax expense and TE adjustment                 102,285    113,631    110,469    101,601     92,923
                                                    --------   --------   --------   --------   --------
Net income                                          $161,954   $180,713   $176,049   $166,392   $152,903
                                                    ========   ========   ========   ========   ========

UNUSUAL ITEMS (PRETAX)
Gain on sale of Upper Peninsula branches                   -   $ 13,983          -          -          -
Auto lease residual recovery                               -      1,781   $  3,103   $  1,332          -
                                                    --------   --------   --------   --------   --------
Total                                                      -   $ 15,764   $  3,103   $  1,332          -
                                                    ========   ========   ========   ========   ========

UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Upper Peninsula branches                   -   $  9,089          -          -          -
Auto lease residual recovery                               -      1,158   $  2,017   $    866          -
                                                    --------   --------   --------   --------   --------
Total                                                      -   $ 10,247   $  2,017   $    866          -
                                                    ========   ========   ========   ========   ========

Average assets (in millions)                        $ 32,308   $ 31,788   $ 31,321   $ 27,317   $ 27,120
Average equity (in millions)                           3,450      3,429      3,334      2,669      2,554
Return on average assets                                2.03%      2.26%      2.24%      2.45%      2.27%
Return on average equity                               19.04      20.97      21.01      25.08      24.07
Efficiency ratio                                       56.69      55.09      55.98      51.92      52.34

WHOLESALE BANKING

Net interest income (TE)                            $347,841   $368,521   $346,510   $277,554   $256,685
(Benefit) provision for credit losses                (19,635)    15,636     31,244     (6,445)    10,598
                                                    --------   --------   --------   --------   --------
Net interest income after provision                  367,476    352,885    315,266    283,999    246,087
Noninterest income                                   129,484    156,152    141,214    105,431    101,199
Noninterest expense                                  197,445    199,732    189,569    128,898    126,413
                                                    --------   --------   --------   --------   --------
Income before taxes                                  299,515    309,305    266,911    260,532    220,873
Income tax expense and TE adjustment                 113,615    113,263    100,190     96,804     81,251
                                                    --------   --------   --------   --------   --------
Net income                                          $185,900   $196,042   $166,721   $163,728   $139,622
                                                    ========   ========   ========   ========   ========

UNUSUAL ITEMS (PRETAX)
Principal investment gains                          $ 10,323   $  9,605   $ 19,070   $ 17,496   $ 22,906
                                                    --------   --------   --------   --------   --------
Total                                               $ 10,323   $  9,605   $ 19,070   $ 17,496   $ 22,906
                                                    ========   ========   ========   ========   ========

UNUSUAL ITEMS (AFTER TAX)
Principal investment gains                          $  6,710   $  6,243   $ 12,396   $ 11,372   $ 14,889
                                                    --------   --------   --------   --------   --------
Total                                               $  6,710   $  6,243   $ 12,396   $ 11,372   $ 14,889
                                                    ========   ========   ========   ========   ========

Average assets (in millions)                        $ 41,546   $ 40,819   $ 40,093   $ 31,293   $ 29,083
Average equity (in millions)                           4,705      4,600      4,510      2,901      2,614
Return on average assets                                1.81%      1.91%      1.65%      2.10%      1.93%
Return on average equity                               16.02      16.96      14.71      22.70      21.48
Efficiency ratio                                       41.36      38.07      38.87      33.66      35.32

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                      2005                       2004
                                                    --------   -----------------------------------------
                                                    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    --------   --------   --------   --------   --------
NATIONAL CITY MORTGAGE

Net interest income (TE)                            $100,355   $121,530   $124,538   $160,732   $141,637
Provision (benefit) for credit losses                 30,531      6,109     (1,324)     2,753      4,498
                                                    --------   --------   --------   --------   --------
Net interest income after provision                   69,824    115,421    125,862    157,979    137,139
Noninterest income                                   222,275     85,163    258,053     50,107    458,985
Noninterest expense                                  179,357    179,992    160,256    181,975    155,317
                                                    --------   --------   --------   --------   --------
Income before taxes                                  112,742     20,592    223,659     26,111    440,807
Income tax expense and TE adjustment                  29,504      7,813     84,978      9,910    167,494
                                                    --------   --------   --------   --------   --------
Net income                                          $ 83,238   $ 12,779   $138,681   $ 16,201   $273,313
                                                    ========   ========   ========   ========   ========

Average assets (in millions)                        $ 15,187   $ 15,274   $ 14,822   $ 17,494   $ 16,386
Average equity (in millions)                             788        785        782        784        783
Return on average assets                                2.22%       .33%      3.72%       .37%      6.71%
Return on average equity                               42.84       6.48      70.54       8.31     140.44
Efficiency ratio                                       55.59      87.08      41.89      86.31      25.86

NATIONAL CONSUMER FINANCE

Net interest income (TE)                            $303,043   $307,029   $321,693   $278,732   $258,261
(Benefit) provision for credit losses                   (216)     2,971     20,098     10,406     11,061
                                                    --------   --------   --------   --------   --------
Net interest income after provision                  303,259    304,058    301,595    268,326    247,200
Noninterest income                                    73,639     62,918    125,293    157,226    135,551
Noninterest expense                                  134,351    154,997    149,858    140,179    119,427
                                                    --------   --------   --------   --------   --------
Income before taxes                                  242,547    211,979    277,030    285,373    263,324
Income tax expense and TE adjustment                  91,683     80,128    104,717    107,871     99,536
                                                    --------   --------   --------   --------   --------
Net income                                          $150,864   $131,851   $172,313   $177,502   $163,788
                                                    ========   ========   ========   ========   ========

Average assets (in millions)                        $ 34,694   $ 33,064   $ 31,392   $ 27,162   $ 24,344
Average equity (in millions)                           1,782      1,739      1,638      1,368      1,283
Return on average assets                                1.76%      1.59%      2.18%      2.63%      2.71%
Return on average equity                               34.33      30.16      41.85      52.20      51.33
Efficiency ratio                                       35.67      41.90      33.53      32.15      30.33

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2005                                2004
                                                              ------------  ------------------------------------------------------
                                                                1ST QTR       4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                              ------------  -------------  ------------  ------------  -----------
NATIONAL CONSUMER FINANCE DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION, SALES, AND PORTFOLIO(1)

Net interest income (TE)                                      $   203,042   $   214,196    $   233,000   $   223,280   $   210,517
(Benefit) provision for credit losses                              (1,501)        1,687         19,046         9,353        10,464
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                               204,543       212,509        213,954       213,927       200,053
Noninterest income                                                 90,514        79,931        131,309       168,128       143,813
Noninterest expense                                               107,567       130,948        118,571       125,857       107,029
                                                              -----------   -----------    -----------   -----------   -----------

Income before taxes                                               187,490       161,492        226,692       256,198       236,837
Income tax expense and TE adjustment                               70,872        61,044         85,689        96,843        89,524
                                                              -----------   -----------    -----------   -----------   -----------

Net income                                                    $   116,618   $   100,448    $   141,003   $   159,355   $   147,313
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                  $    21,701   $    21,099    $    20,927   $    19,513   $    17,958
Average equity (in millions)                                        1,229         1,212          1,180         1,115         1,069
Return on average assets                                             2.18%         1.89%          2.68%         3.28%         3.30%
Return on average equity                                            38.48         32.97          47.53         57.49         55.43
Efficiency ratio                                                    36.64         44.52          32.55         32.15         30.21

NATIONAL HOME EQUITY

Net interest income (TE)                                      $    91,167   $    78,068    $    67,817   $    55,452   $    47,744
Provision for credit losses                                         1,296         1,187            927         1,053           597
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                                89,871        76,881         66,890        54,399        47,147
Noninterest income                                                (17,626)      (21,071)       (15,642)      (10,902)       (8,262)
Noninterest expense                                                21,668        15,535         15,039        14,322        12,398
                                                              -----------   -----------    -----------   -----------   -----------

Income before taxes                                                50,577        40,275         36,209        29,175        26,487
Income tax expense and TE adjustment                               19,118        15,224         13,687        11,028        10,012
                                                              -----------   -----------    -----------   -----------   -----------

Net income                                                    $    31,459   $    25,051    $    22,522   $    18,147   $    16,475
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                  $    12,411   $    11,165    $     9,529   $     7,649   $     6,386
Average equity (in millions)                                          399           360            311           253           214
Return on average assets                                             1.03%          .89%           .94%          .95%         1.04%
Return on average equity                                            31.96         27.67          28.79         28.87         30.89
Efficiency ratio                                                    29.46         27.26          28.82         32.15         31.40

OTHER(2)

Net interest income (TE)                                      $     8,834   $    14,765    $    20,876             -             -
(Benefit) provision for credit losses                                 (11)           97            125             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                                 8,845        14,668         20,751             -             -
Noninterest income                                                    751         4,058          9,626             -             -
Noninterest expense                                                 5,116         8,514         16,248             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Income before taxes                                                 4,480        10,212         14,129             -             -
Income tax expense and TE adjustment                                1,693         3,860          5,341             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Net income                                                    $     2,787   $     6,352    $     8,788             -             -
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                  $       582   $       800    $       936             -             -
Average equity (in millions)                                          154           167            147             -             -
Return on average assets                                             1.94%         3.16%          3.74%            -%            -%
Return on average equity                                             7.35         15.14          23.84             -             -
Efficiency ratio                                                    53.37         45.23          53.27             -             -

(1)   Includes the Altegra and Loan Zone portfolios

(2)   Includes results of National City Warehouse Resources and Provident PCFS

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2005                                2004
                                                              ------------  ------------------------------------------------------
                                                                1ST QTR       4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                              ------------  -------------  ------------  ------------  -----------
ASSET MANAGEMENT

Net interest income (TE)                                      $    29,829    $   30,167    $    29,468   $    26,317    $   26,077
Provision (benefit) for credit losses                                 560         2,651           (135)        1,421           228
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                                29,269        27,516         29,603        24,896        25,849
Noninterest income                                                 83,669        85,459         81,069       158,391        90,630
Noninterest expense                                                78,566        83,926         69,656        80,400        75,644
                                                              -----------   -----------    -----------   -----------   -----------

Income before taxes                                                34,372        29,049         41,016       102,887        40,835
Income tax expense and TE adjustment                               12,993        10,980         15,504        38,892        15,435
                                                              -----------   -----------    -----------   -----------   -----------

Net income                                                    $    21,379    $   18,069    $    25,512   $    63,995    $   25,400
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond Administration business            -   ($    2,918)             -   $    65,246             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                                   -   ($    2,918)             -   $    65,246             -
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond Administration business            -   ($    1,897)             -   $    42,410             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                                   -   ($    1,897)             -   $    42,410             -
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                  $     3,357    $    3,325    $     3,295   $     3,015    $    2,972
Average equity (in millions)                                          551           503            487           398           391
Return on average assets                                             2.58%         2.16%          3.08%         8.54%         3.44%
Return on average equity                                            15.72         14.30          20.84         64.64         26.10
Efficiency ratio                                                    69.22         72.58          63.02         43.53         64.82

NATIONAL PROCESSING(1)

Net interest income (TE)                                                -    $      279    $     1,340   $       986    $      895
Provision for credit losses                                             -             -              -             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                                     -           279          1,340           986           895
Noninterest income                                                      -        21,949        133,481       132,334       121,991
Noninterest expense                                                     -        37,005        107,079       109,620       103,314
                                                              -----------   -----------    -----------   -----------   -----------

Income (loss) before taxes                                              -       (14,777)        27,742        23,700        19,572
Income tax (benefit) expense and TE adjustment                          -        (5,657)        10,979         9,314         7,608
                                                              -----------   -----------    -----------   -----------   -----------
Net (loss) income                                                       -   ($    9,120)   $    16,763   $    14,386    $   11,964
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (PRETAX)
Severance and related charges                                           -   ($      100)             -             -   ($       54)
Sale-related costs                                                      -       (19,117)             -             -             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                                   -   ($   19,217)             -             -   ($       54)
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                           -   ($       65)             -             -   ($       35)
Sale-related costs                                                      -       (11,470)             -             -             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                                   -   ($   11,535)             -             -   ($       35)
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                            -    $      131    $       744   $       705    $      699
Average equity (in millions)                                            -            92            554           538           523
Return on average assets                                                -        (27.76)%         8.96%         8.21%         6.89%
Return on average equity                                                -        (39.47)         12.04         10.76          9.20
Efficiency ratio                                                        -        166.48          79.42         82.22         84.07

(1) In October 2004, the National Processing Business was sold

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2005                                2004
                                                              ------------  ------------------------------------------------------
                                                                1ST QTR       4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                              ------------  -------------  ------------  ------------  -----------
PARENT AND OTHER

Net interest expense (TE)                                     ($  140,491)  ($  122,913)   ($  156,014)  ($  176,129)  ($  151,828)
Benefit related to credit losses                                  (21,363)      (23,638)       (22,968)      (22,364)      (19,201)
                                                              -----------   -----------    -----------   -----------   -----------

Net interest expense after provision                             (119,128)      (99,275)      (133,046)     (153,765)     (132,627)
Noninterest income                                                 21,356       750,893          2,446        47,911        28,868
Noninterest expense                                               114,311       158,922        101,004        63,610        53,471
                                                              -----------   -----------    -----------   -----------   -----------

Income (loss) before taxes                                       (212,083)      492,696       (231,604)     (169,464)     (157,230)
Income tax expense (benefit) and TE adjustment                    (92,890)       63,225       (126,280)      (86,306)     (100,608)
                                                              -----------   -----------    -----------   -----------   -----------
Net income (loss)                                             ($  119,193)   $  429,471    ($  105,324)  ($   83,158)  ($   56,622)
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (PRETAX)
Straight-line operating lease rent adjustment                 ($   28,997)            -              -             -             -
Severance and related charges                                      (8,215)  ($   11,723)   ($   17,369)  ($    6,464)  ($    3,334)
Minority interest related to NPI charges                                -         1,950              -             -             5
Gain from sale of National Processing                                   -       714,195              -             -             -
Deferred tax adjustments                                                -        44,187              -             -        23,000
Bank stock fund gains                                               8,479         3,176              -             -             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                         ($   28,733)   $  751,785    ($   17,369)  ($    6,464)   $   19,671
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (AFTER TAX)
Straight-line operating lease rent adjustment                 ($   18,848)            -              -             -             -
Severance and related charges                                      (5,340)  ($    7,685)   ($   11,290)  ($    4,202)  ($    2,167)
Minority interest related to NPI charges                                -         1,950              -             -             5
Gain from sale of National Processing                                   -       486,822              -             -             -
Deferred tax adjustments                                                -        44,187              -             -        23,000
Bank stock fund gains                                               5,511         2,064              -             -             -
                                                              -----------   -----------    -----------   -----------   -----------
Total                                                         ($   18,677)   $  527,338    ($   11,290)  ($    4,202)   $   20,838
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                   $   11,285    $   13,508     $   11,935    $    8,962    $    8,926

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                  2005                                2004
                                                              ------------  ------------------------------------------------------
                                                                1ST QTR       4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                              ------------  -------------  ------------  ------------  -----------
CONSOLIDATED

Net interest income (TE)                                       $1,177,842   $ 1,243,470    $ 1,195,824   $ 1,066,780   $ 1,025,157
Provision for credit losses                                        70,447        81,545         98,432        60,788        82,507
                                                              -----------   -----------    -----------   -----------   -----------

Net interest income after provision                             1,107,395     1,161,925      1,097,392     1,005,992       942,650
Noninterest income                                                789,281     1,452,394      1,026,654       866,277     1,117,697
Noninterest expense                                             1,155,344     1,271,131      1,232,774     1,075,137       986,340
                                                              -----------   -----------    -----------   -----------   -----------

Income before taxes                                               741,332     1,343,188        891,272       797,132     1,074,007
Income tax expense and TE adjustment                              257,190       383,383        300,557       278,086       363,639
                                                              -----------   -----------    -----------   -----------   -----------

Net income                                                     $  484,142   $   959,805    $   590,715   $   519,046   $   710,368
                                                              ===========   ===========    ===========   ===========   ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery                                            -   $     1,781    $     3,103   $     1,332             -
Principal investment gains                                     $   10,323         9,605         19,070        17,496   $    22,906
Gain on sale of Corporate Trust Bond Administration business            -        (2,918)             -        65,246             -
Straight-line operating lease rent adjustment                     (28,997)            -              -             -             -
Severance and related charges, net                                 (8,215)      (11,823)       (17,369)       (6,464)       (3,383)
NPI sale-related costs                                                  -       (17,167)             -             -             -
Gain on sale of Upper Peninsula branches                                -        13,983              -             -             -
Gain from sale of National Processing                                   -       714,195              -             -             -
Deferred tax adjustments                                                -        44,187              -             -        23,000
Bank stock fund gains                                               8,479         3,176              -             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Total                                                         ($   18,410)  $   755,019    $     4,804   $    77,610   $    42,523
                                                              ===========   ===========    ===========   ===========   ===========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery                                            -   $     1,158    $     2,017   $       866             -
Principal investment gains                                     $    6,710         6,243         12,396        11,372   $    14,889
Gain on sale of Corporate Trust Bond Administration business            -        (1,897)             -        42,410             -
Straight-line operating lease rent adjustment                     (18,848)            -              -             -             -
Severance and related charges, net                                 (5,340)       (7,685)       (11,290)       (4,202)       (2,197)
NPI sale-related costs                                                  -        (9,520)             -             -             -
Gain on sale of Upper Peninsula branches                                -         9,089              -             -             -
Gain from sale of National Processing                                   -       486,822              -             -             -
Deferred tax adjustments                                                -        44,187              -             -        23,000
Bank stock fund gains                                               5,511         2,064              -             -             -
                                                              -----------   -----------    -----------   -----------   -----------

Total                                                         ($   11,967)  $   530,461    $     3,123   $    50,446   $    35,692
                                                              ===========   ===========    ===========   ===========   ===========

Average assets (in millions)                                   $  138,377   $   137,909    $   133,602   $   115,948   $   109,530
Average total equity (in millions)                                 12,779        12,847         12,359        10,370         9,659
Return on average assets                                             1.42%         2.77%          1.76%         1.80%         2.61%
Return on average total equity                                      15.37         29.72          19.01         20.13         29.58
Efficiency ratio                                                    59.16         47.34          55.54         55.77         46.03

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                                     MARCH    FEBRUARY  JANUARY   DECEMBER  NOVEMBER OCTOBER
                                                                     2005       2005     2005       2004      2004     2004
                                                                   --------- --------- --------- ---------- -------- --------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                           $   8,549 $   8,646 $   8,939 $    9,348 $  9,573 $  9,653

  PORTFOLIO LOANS:
    Commercial                                                     $  26,042 $  25,405 $  25,198 $   25,147 $ 25,171 $ 25,199
    Commercial construction                                            2,904     2,917     2,906      2,926    2,957    2,925
    Real estate - commercial                                          11,906    12,274    12,217     12,063   11,976   11,956
    Real estate - residential                                         30,920    30,330    30,277     30,743   30,551   30,348
    Home equity lines of credit                                       19,670    19,423    19,053     18,581   18,080   17,584
    Credit card and other unsecured lines of credit                    2,315     2,338     2,400      2,393    2,327    2,329
    Other consumer                                                     8,290     8,325     8,309      7,966    7,911    7,884
                                                                   --------- --------- --------- ---------- -------- --------
      TOTAL PORTFOLIO LOANS                                        $ 102,047 $ 101,012 $ 100,360 $   99,819 $ 98,973 $ 98,225
                                                                   ========= ========= ========= ========== ======== ========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     $       9 $      17 $      21 $       22 $     13 $     13
    Commercial real estate                                               397       214       315        384      371      223
    Mortgage:
       National City Mortgage                                          8,238     8,170     9,092      9,259    9,289    8,827
       First Franklin                                                  2,491     2,773     2,658      2,123    1,958    1,874
       National City Home Loan Services (formerly Altegra)                 -         -        71        144        -        -
       Provident PCFS                                                      2         2         3          3        -       10
                                                                   --------- --------- --------- ---------- -------- --------
    Total mortgage loans held for sale                                10,731    10,945    11,824     11,529   11,247   10,711
    Automobile loans held for securitization                               -         -         -          -        -        -
                                                                   --------- --------- --------- ---------- -------- --------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $  11,137 $  11,176 $  12,160 $   11,935 $ 11,631 $ 10,947
                                                                   ========= ========= ========= ========== ======== ========

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                            $  18,475 $  17,686 $  18,203 $   18,726 $ 19,309 $ 18,628
    NOW and money market accounts                                     29,345    29,145    29,260     29,730   29,893   29,928
    Savings accounts                                                   2,478     2,548     2,567      2,634    2,744    2,742
    Consumer time                                                     17,459    17,197    16,914     16,739   16,669   16,585
                                                                   --------- --------- --------- ---------- -------- --------
      CORE DEPOSITS                                                   67,757    66,576    66,944     67,829   68,615   67,883
    Other                                                              4,908     4,895     4,821      4,822    5,183    5,140
    Foreign                                                            7,714     8,882    11,957     11,882    9,983    8,962
                                                                   --------- --------- --------- ---------- -------- --------
      TOTAL DEPOSITS                                               $  80,379 $  80,353 $  83,722 $   84,533 $ 83,781 $ 81,985
                                                                   ========= ========= ========= ========== ======== ========

  Federal funds borrowed and security repurchase agreements        $   6,839 $   6,984 $   7,553 $    7,623 $  6,846 $  6,900
  Borrowed funds                                                       1,563     1,607     1,298      1,270    1,507    2,175
  Long-term debt                                                      33,435    32,190    29,475     28,527   29,284   28,983

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                          $   2,781 $   2,462 $   2,673 $    3,017 $  3,168 $  2,902
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                             1,293     1,210     1,159      1,202    1,436    1,540
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                  99       108       102        107      118      104
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                 132       143       139        132      126      127
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    14,302    13,906    14,269     14,400   14,587   14,082
Core deposits excluding P&I , T&I, NRR, and IRR balances              63,452    62,653    62,871     63,371   63,767   63,210
                                                                   SEPTEMBER  AUGUST     JULY     JUNE      MAY     APRIL    MARCH
                                                                     2004      2004      2004     2004      2004     2004     2004
                                                                   --------- --------- -------- --------- -------- -------- --------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                           $   9,460 $   9,618 $  9,923 $   6,541 $  6,656 $  6,740 $  6,423

  PORTFOLIO LOANS:
    Commercial                                                     $  24,852 $  24,523 $ 24,980 $  19,596 $ 19,657 $ 19,337 $ 18,927
    Commercial construction                                            2,855     2,820    2,771     2,279    2,259    2,274    2,228
    Real estate - commercial                                          12,005    12,026   11,947    10,967   10,940   10,550    9,820
    Real estate - residential                                         30,063    29,592   29,277    28,352   27,945   27,649   27,105
    Home equity lines of credit                                       16,839    16,294   15,626    13,342   12,845   12,270   11,732
    Credit card and other unsecured lines of credit                    2,309     2,282    2,252     2,189    2,257    2,248    2,251
    Other consumer                                                     7,719     7,545    7,435     7,040    7,130    7,458    7,391
                                                                   --------- --------- -------- --------- -------- -------- --------
      TOTAL PORTFOLIO LOANS                                        $  96,642 $  95,082 $ 94,288 $  83,765 $ 83,033 $ 81,786 $ 79,454
                                                                   ========= ========= ======== ========= ======== ======== ========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     $      17 $      17 $    148 $      24 $     15 $     25 $      7
    Commercial real estate                                               278       348      357         -        -        -        -
    Mortgage:
       National City Mortgage                                          8,748     8,498    9,424    10,861   11,832   11,202    9,816
       First Franklin                                                  2,162     2,402    2,875     2,962    2,580    2,015    1,490
       National City Home Loan Services (formerly Altegra)                 7         3        3         5       68      122        -
       Provident PCFS                                                     47        86      145         -        -        -        -
                                                                   --------- --------- -------- --------- -------- -------- --------
    Total mortgage loans held for sale                                10,964    10,989   12,447    13,828   14,480   13,339   11,306
    Automobile loans held for securitization                               -         -        -         -        -        -        -
                                                                   --------- --------- -------- --------- -------- -------- --------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $  11,259 $  11,354 $ 12,952 $  13,852 $ 14,495 $ 13,364 $ 11,313
                                                                   ========= ========= ======== ========= ======== ======== ========

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                            $  18,729 $  18,722 $ 18,741 $  17,279 $ 18,127 $ 17,850 $ 16,505
    NOW and money market accounts                                     29,449    29,715   30,159    28,626   28,696   28,518   27,758
    Savings accounts                                                   2,613     2,648    2,774     2,584    2,594    2,550    2,400
    Consumer time                                                     16,401    16,337   16,217    13,618   13,471   13,332   12,910
                                                                   --------- --------- -------- --------- -------- -------- --------
      CORE DEPOSITS                                                   67,192    67,422   67,891    62,107   62,888   62,250   59,573
    Other                                                              5,065     5,373    5,161     1,180    1,107    1,005      838
    Foreign                                                            9,725     9,447   10,253     9,701   10,100    7,617    6,135
                                                                   --------- --------- -------- --------- -------- -------- --------
      TOTAL DEPOSITS                                               $  81,982 $  82,242 $ 83,305 $  72,988 $ 74,095 $ 70,872 $ 66,546
                                                                   ========= ========= ======== ========= ======== ======== ========

  Federal funds borrowed and security repurchase agreements        $   7,400 $   8,012 $  8,667 $   8,236 $  7,719 $  8,825 $  8,422
  Borrowed funds                                                       1,616       800      958     1,803    1,297    1,550      907
  Long-term debt                                                      27,254    25,688   24,438    20,533   20,295   19,257   19,829

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                          $   2,815 $   2,720 $  2,771 $   2,911 $  3,916 $  3,951 $  3,046
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                             1,421     1,381    1,340     1,185    1,132    1,139    1,057
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                  99        92       93         -        -        -        -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                 122       119      116         -        -        -        -
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    14,394    14,529   14,537    13,183   13,079   12,760   12,402
Core deposits excluding P&I , T&I, NRR, and IRR balances              62,735    63,110   63,571    58,011   57,840   57,160   55,470

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                           CAPITALIZATION (PERIOD END)
                (IN MILLIONS, EXCEPT PER SHARE AND EMPLOYEE DATA)

                                                      MARCH  FEBRUARY JANUARY DECEMBER NOVEMBER OCTOBER SEPTEMBER AUGUST   JULY
                                                      2005     2005    2005     2004     2004     2004    2004     2004    2004
                                                     ------- -------- ------- -------- -------- ------- --------- ------- -------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                      5.0      6.0     2.9      5.1      4.4     3.4       5.6     2.4     8.0
Average price per share of repurchased common shares $ 34.75 $  35.90 $ 35.86 $  37.10 $  38.33 $ 38.40 $   38.31 $ 37.09 $ 35.72
Total cost                                           $ 173.2 $  216.8 $ 104.0 $  189.3 $  168.2 $ 130.7 $   214.8   $87.5 $ 286.9
Common shares remaining under authorization(1)          23.2     28.2    34.2     37.1     17.2    21.6      25.0    30.6    33.0

Shares outstanding:
  Average basic                                        638.4    642.8   647.8    648.4    653.4   657.0     660.7   662.9   666.4
  Average diluted                                      646.5    652.9   658.2    660.8    667.2   670.8     675.4   677.3   678.6
  Ending common                                        637.8    640.1   646.0    646.7    651.5   655.4     658.3   662.6   662.7

                                                      JUNE     MAY     APRIL   MARCH
                                                      2004     2004    2004    2004
                                                     ------- -------- ------- -------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                      9.0      -        -       -
Average price per share of repurchased common shares $ 35.06      -        -       -
Total cost                                           $ 315.9      -        -       -
Common shares remaining under authorization(1)          41.0   50.0     50.0    50.0

Shares outstanding:
  Average basic                                        618.4  621.5    617.3   606.4
  Average diluted                                      625.0  627.8    623.6   613.8
  Ending common                                        612.9  621.6    621.3   606.6

(1) In December 2004, National City's Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS (1)

                                                     MARCH  FEBRUARY JANUARY DECEMBER NOVEMBER OCTOBER SEPTEMBER AUGUST  JULY
                                                      2005    2005     2005    2004     2004     2004     2004    2004   2004
                                                     ------ -------- ------- -------- -------- ------- --------- ------ ------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     13,203  13,272   13,121  13,097   12,809   12,660   12,678  12,733 12,881
  Wholesale Banking                                   2,350   2,328    2,296   2,282    2,280    2,259    2,272   2,257  2,288
  National City Mortgage                              7,951   7,925    7,885   7,795    7,743    7,708    7,657   7,709  7,719
  National Consumer Finance
     First Franklin Financial Corporation             2,392   2,388    2,376   2,391    2,492    2,488    2,481   2,450  2,369
     National City Home Loan Services                   341     333      325     325      326      333      326     326    332
     National Home Equity                               448     429      431     415      412      411      415     429    437
     National City Warehouse Resources                   87      86       87      69       70       68       63      64     66
     Provident PCFS(2)                                    -       -        -     245      262      369      437     448    455
                                                     ------  ------   ------  ------   ------   ------   ------  ------ ------
  Total National Consumer Finance                     3,268   3,236    3,219   3,445    3,562    3,669    3,722   3,717  3,659
  Asset Management                                    1,524   1,527    1,530   1,517    1,514    1,527    1,522   1,522  1,556
  National Processing(3)                                  -       -        -       -        -        -    1,608   1,621  1,673

CORPORATE SUPPORT STAFF(4)                            6,812   7,024    7,001   7,094    7,238    7,247    6,933   7,018  7,199
                                                     ------  ------   ------  ------   ------   ------   ------  ------ ------
  TOTAL EMPLOYEES                                    35,108  35,312   35,052  35,230   35,146   35,070   36,392  36,577 36,975
                                                     ======  ======   ======  ======   ======   ======   ======  ====== ======
                                                      JUNE    MAY    APRIL   MARCH
                                                      2004    2004   2004    2004
                                                     ------  ------  ------  ------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     12,334  12,229  12,232  11,996
  Wholesale Banking                                   1,683   1,690   1,673   1,590
  National City Mortgage                              7,800   7,776   7,798   7,678
  National Consumer Finance
     First Franklin Financial Corporation             2,241   2,157   2,072   2,012
     National City Home Loan Services                   338     338     331     328
     National Home Equity                               391     365     331     312
     National City Warehouse Resources                    -       -       -       -
     Provident PCFS(2)                                    -       -       -       -
                                                     ------  ------  ------  ------
  Total National Consumer Finance                     2,970   2,860   2,734   2,652
  Asset Management                                    1,500   1,484   1,488   1,475
  National Processing(3)                              1,655   1,639   1,660   1,671

CORPORATE SUPPORT STAFF(4)                            6,120   5,988   6,027   5,974
                                                     ------  ------  ------  ------
  TOTAL EMPLOYEES                                    34,062  33,666  33,612  33,036
                                                     ======  ======  ======  ======

(1)   Represents period-end, active, full-time equivalent employees

(2)   In December 2004, the Provident PCFS business was sold

(3)   In October 2004, the National Processing business was sold

(4) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                   MARCH     FEBRUARY   JANUARY    DECEMBER   NOVEMBER  OCTOBER  SEPTEMBER  AUGUST
                                                   2005        2005      2005        2004       2004      2004     2004      2004
                                                 ---------- ---------- ---------- ---------- ---------- -------- --------- --------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)(1)          $   52,694 $   52,115 $   51,988 $   52,062 $   51,611 $ 51,578 $  51,867 $ 52,087

PERIOD-END DEPOSIT ACCOUNT METRICS(1)

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,753      1,742      1,740      1,748      1,734    1,741     1,750    1,758
     Interest bearing checking                          856        867        857        844        837      831       830      825
     Money market savings                               659        620        599        584        557      549       541      531
     Regular savings                                    727        739        749        760        766      779       796      808
                                                 ---------- ---------- ---------- ---------- ---------- -------- --------- --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,995      3,968      3,945      3,936      3,894    3,900     3,917    3,922
                                                 ========== ========== ========== ========== ========== ======== ========= ========

Average account size:
     Noninterest bearing checking                $    2,134 $    2,221 $    2,132 $    2,177 $    2,029 $  2,136 $   1,997 $  2,023
     Interest bearing checking                        9,342      9,197      9,220      9,679      9,442    9,561     9,582    9,900
     Money market savings                            21,221     22,669     23,488     24,025     25,182   25,786    26,337   27,091
     Regular savings                                  2,982      2,903      2,853      2,847      2,786    2,771     2,735    2,727
                                                 ---------- ---------- ---------- ---------- ---------- -------- --------- --------
          TOTAL AVERAGE ACCOUNT SIZE             $    6,980 $    7,067 $    7,052 $    7,155 $    7,084 $  7,174 $   7,119 $  7,219
                                                 ========== ========== ========== ========== ========== ======== ========= ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)                       374        369        367        367        363      362       362      357
Average account size                             $   19,813 $   20,103 $   19,892 $   19,960 $   20,964 $ 20,737 $  20,660 $ 20,749

TIME DEPOSITS:
Number of accounts (in thousands)                       930        917        907        902        887      895       898      900
Average account size                             $   18,307 $   18,323 $   18,196 $   18,032 $   17,963 $ 17,734 $  17,702 $ 17,609

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)

Installment loan originations:
  Home equity(3)                                      2,216      1,793      1,335      2,485      2,065    1,854     2,263    3,358
  Other(4)                                            1,258      1,368      1,340      1,288      1,584    1,600     1,885    1,819
Home equity and other lines of credit                 7,361      4,998      4,635      7,477      6,061    7,269     7,438    7,451
                                                 ---------- ---------- ---------- ---------- ---------- -------- --------- --------
     TOTAL CONSUMER LOAN ORIGINATIONS                10,835      8,159      7,310     11,250      9,710   10,723    11,586   12,628
                                                 ========== ========== ========== ========== ========== ======== ========= ========

BANK BRANCHES AND OTHER

Total bank branches                                   1,217      1,226      1,226      1,222      1,222    1,224     1,206    1,207
ATMs                                                  1,928      1,937      1,958      1,948      1,948    1,945     1,931    2,106
Online banking customers                          1,062,707  1,038,882  1,023,818  1,014,403  1,005,659  997,355   975,392  968,093

                                                    JULY      JUNE        MAY       APRIL      MARCH
                                                    2004      2004        2004      2004       2004
                                                 ---------- ---------- ---------- ---------- ----------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)(1)          $   52,411 $   48,407 $   48,391 $   48,115 $   46,714

PERIOD-END DEPOSIT ACCOUNT METRICS(1)

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,756      1,661      1,659      1,664      1,651
     Interest bearing checking                          820        750        744        739        720
     Money market savings                               511        496        483        470        457
     Regular savings                                    834        806        823        837        824
                                                 ---------- ---------- ---------- ---------- ----------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,921      3,713      3,709      3,710      3,652
                                                 ========== ========== ========== ========== ==========

Average account size:
     Noninterest bearing checking                $    2,036 $    2,001 $    2,129 $    2,170 $    1,956
     Interest bearing checking                       10,339     10,559     10,997     11,108     11,106
     Money market savings                            28,705     28,876     30,108     30,811     30,743
     Regular savings                                  2,712      2,822      2,812      2,776      2,607
                                                 ---------- ---------- ---------- ---------- ----------
          TOTAL AVERAGE ACCOUNT SIZE             $    7,391 $    7,496 $    7,700 $    7,719 $    7,507
                                                 ========== ========== ========== ========== ==========

BUSINESS DEPOSITS:
Number of accounts (in thousands)                       355        336        334        331        322
Average account size                             $   21,717 $   19,737 $   19,783 $   19,342 $   19,518

TIME DEPOSITS:
Number of accounts (in thousands)                       903        805        803        809        782
Average account size                             $   17,446 $   16,451 $   16,290 $   16,160 $   15,900

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)

Installment loan originations:
  Home equity(3)                                      2,380      2,421      2,568      2,367      2,568
  Other(4)                                            1,576      1,767      1,574      1,734      1,747
Home equity and other lines of credit                 9,558      7,337      8,218      7,197      6,439
                                                 ---------- ---------- ---------- ---------- ----------
     TOTAL CONSUMER LOAN ORIGINATIONS                13,514     11,525     12,360     11,298     10,754
                                                 ========== ========== ========== ========== ==========

BANK BRANCHES AND OTHER

Total bank branches                                   1,207      1,142      1,146      1,143      1,107
ATMs                                                  2,101      1,642      1,631      1,624      1,565
Online banking customers                            944,853    900,074    880,017    869,162    850,784

(1) Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services

(2) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ IN MILLIONS)

                                                                     MARCH    FEBRUARY   JANUARY    DECEMBER   NOVEMBER    OCTOBER
                                                                      2005      2005       2005       2004       2004       2004
                                                                    --------  ---------  ---------  ---------  ---------  ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                                   $ 62,076  $  60,868  $  63,038  $  61,262  $  60,332  $  60,322
     Acquisition                                                           -          -          -          -          -        257
     Estimated change due to market impact                              (591)       809       (619)       944        994     (1,825)
     Other activity, net                                                (787)       399     (1,551)       832        (64)     1,578
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                                           60,698     62,076     60,868     63,038     61,262     60,332
                                                                    --------  ---------  ---------  ---------  ---------  ---------

  Non-managed assets:
     Value at beginning of period                                     46,282     45,377     45,739     46,508     48,005     47,327
     Acquisition                                                           -          -          -          -          -        137
     Divestiture(1)                                                        -          -          -          -          -          -
     Estimated change due to market impact                              (604)       630       (844)       866        820      1,231
     Other activity, net                                                (280)       275        482     (1,635)    (2,317)      (690)
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                                           45,398     46,282     45,377     45,739     46,508     48,005
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     TOTAL ASSETS AT END OF PERIOD                                  $106,096  $ 108,358  $ 106,245  $ 108,777  $ 107,770  $ 108,337
                                                                    ========  =========  =========  =========  =========  =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)                   $ 12,444  $  12,763  $  12,794  $  13,483  $  13,450  $  13,621

                                                     SEPTEMBER     AUGUST     JULY       JUNE       MAY        APRIL       MARCH
                                                        2004       2004       2004       2004       2004       2004        2004
                                                     ----------  ---------  ---------  ---------  ---------  ---------   ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                    $   60,743  $  60,984  $  59,757  $  59,741  $  58,892  $  59,730   $  61,037
     Acquisition                                              -          -      3,218          -          -        645           -
     Estimated change due to market impact                  265        360     (1,327)       919        124       (785)       (370)
     Other activity, net                                   (686)      (601)      (664)      (903)       725       (698)       (937)
                                                     ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Value at end of period                              60,322     60,743     60,984     59,757     59,741     58,892      59,730
                                                     ----------  ---------  ---------  ---------  ---------  ---------   ---------

  Non-managed assets:
     Value at beginning of period                        47,191     46,635     41,096     51,689     52,320     52,219      52,564
     Acquisition                                              -          -      6,710          -          -         54           -
     Divestiture(1)                                           -          -          -    (10,805)         -          -           -
     Estimated change due to market impact                  176        121       (747)       358        237       (513)       (450)
     Other activity, net                                    (40)       435       (424)      (146)      (868)       560         105
                                                     ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Value at end of period                              47,327     47,191     46,635     41,096     51,689     52,320      52,219
                                                     ----------  ---------  ---------  ---------  ---------  ---------   ---------
     TOTAL ASSETS AT END OF PERIOD                   $  107,649  $ 107,934  $ 107,619  $ 100,853  $ 111,430  $ 111,212   $ 111,949
                                                     ==========  =========  =========  =========  =========  =========   =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)    $   13,446  $  13,308  $  13,611  $  14,131  $  14,042  $  14,031   $  14,361

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                                     MARCH    FEBRUARY    JANUARY   DECEMBER   NOVEMBER    OCTOBER
                                                                     2005       2005       2005       2004       2004       2004
                                                                    --------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA

APPLICATIONS:(1)
National City Mortgage (NCM)                                        $  8,346  $   8,585  $   7,469  $   7,694  $   7,984  $   8,633
First Franklin                                                         4,420      3,225      3,088      3,607      3,748      3,956
                                                                    --------  ---------  ---------  ---------  ---------  ---------
   TOTAL APPLICATIONS                                               $ 12,766  $  11,810  $  10,557  $  11,301  $  11,732  $  12,589
                                                                    ========  =========  =========  =========  =========  =========

Percentage of NCM applications represented by refinances                  47%        56%        56%        57%        55%        54%

ORIGINATIONS:
NCM Retail                                                          $  2,874  $   2,231  $   2,149  $   2,684  $   2,729  $   2,644
NCM Wholesale                                                          2,784      2,337      2,599      2,980      2,892      2,483
Less: portfolio loan originations                                       (496)      (378)      (353)      (437)      (457)      (449)
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Total NCM originations for sale                                   5,162      4,190      4,395      5,227      5,164      4,678

Total First Franklin loan originations                                 2,335      1,685      1,585      2,234      2,347      2,372
Less: portfolio loan originations                                       (846)      (152)      (664)      (772)      (813)    (1,009)
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Total First Franklin originations for sale                        1,489      1,533        921      1,462      1,534      1,363
                                                                    --------  ---------  ---------  ---------  ---------  ---------
   TOTAL LOANS ORIGINATED FOR SALE                                  $  6,651  $   5,723  $   5,316  $   6,689  $   6,698  $   6,041
                                                                    ========  =========  =========  =========  =========  =========

Percentage of NCM originations represented by refinances                  57%        58%        57%        55%        57%        52%
Percentage of First Franklin originations represented by refinances       36%        39%        39%        34%        37%        35%

LOAN SALES

NCM loans sold servicing retained                                   $  3,999  $   4,302  $   4,787  $   4,341  $   4,451  $   3,812
NCM loans sold servicing released                                        130        126        162        136        154        210
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Total NCM loan sales                                              4,129      4,428      4,949      4,477      4,605  $   4,022
First Franklin loans sold servicing retained                           1,080          -        796        970        949          -
First Franklin loans sold servicing released                           1,455          -      1,141        330        382      1,565
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     Total First Franklin loan sales                                   2,535          -      1,937      1,300      1,331      1,565
                                                                    --------  ---------  ---------  ---------  ---------  ---------
   TOTAL MORTGAGE LOAN SALES                                        $  6,664    $ 4,428  $   6,886  $   5,777  $   5,936  $   5,587
                                                                    ========  =========  =========  =========  =========  =========

SERVICING DATA

NCM mortgage loans serviced for third parties                       $155,087  $ 155,781  $ 154,142  $ 152,367  $ 152,365  $ 151,280
First Franklin mortgage loans serviced for third parties               3,722      2,677      2,697      1,913        949          -
                                                                    --------  ---------  ---------  ---------  ---------  ---------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES                $158,809  $ 158,458  $ 156,839  $ 154,280  $ 153,314  $ 151,280
                                                                    ========  =========  =========  =========  =========  =========
                                                    SEPTEMBER     AUGUST     JULY       JUNE        MAY       APRIL       MARCH
                                                      2004        2004       2004       2004        2004      2004        2004
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
PRODUCTION DATA

APPLICATIONS:(1)
National City Mortgage (NCM)                        $    9,094  $   9,096  $   8,221  $   8,429  $   7,845  $   9,032   $  13,982
First Franklin                                           4,098      4,492      4,385      5,920      5,127      4,656       3,809
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
   TOTAL APPLICATIONS                               $   13,192  $  13,588  $  12,606  $  14,349  $  12,972  $  13,688   $  17,791
                                                    ==========  =========  =========  =========  =========  =========   =========

Percentage of NCM applications represented by
 refinances                                                 52%        48%        42%        39%        41%        49%         66%

ORIGINATIONS:
NCM Retail                                          $    2,577  $   2,648  $   2,510  $   2,871  $   3,026  $   3,941   $   3,254
NCM Wholesale                                            2,710      2,659      2,396      2,551      2,616      3,723       3,341
Less: portfolio loan originations                         (448)      (466)      (467)      (521)      (456)      (475)       (414)
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Total NCM originations for sale                     4,839      4,841      4,439      4,901      5,186      7,189       6,181

Total First Franklin loan originations                   2,335      2,666      2,742      3,556      2,786      2,440       2,463
Less: portfolio loan originations                         (773)    (1,013)    (1,049)    (1,285)      (880)      (891)       (684)
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Total First Franklin originations for sale          1,562      1,653      1,693      2,271      1,906      1,549       1,779
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
   TOTAL LOANS ORIGINATED FOR SALE                  $    6,401  $   6,494  $   6,132  $   7,172  $   7,092  $   8,738   $   7,960
                                                    ==========  =========  =========  =========  =========  =========   =========

Percentage of NCM  originations represented by
 refinances                                                 47%        43%        39%        42%        53%        67%         64%
Percentage of First Franklin originations
 represented by refinances                                  31%        33%        33%        34%        33%        34%         35%

LOAN SALES

NCM loans sold servicing retained                   $    4,381  $   4,161  $   5,500  $   5,483  $   5,820  $   5,432   $   4,529
NCM loans sold servicing released                          237         92         88        119         79        114         102
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Total NCM loan sales                           $    4,618  $   4,253  $   5,588  $   5,602  $   5,899  $   5,546   $   4,631
First Franklin loans sold servicing retained                 -          -          -          -          -          -           -
First Franklin loans sold servicing released             1,678      2,625      1,263      2,317      1,358      1,212       2,505
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
     Total First Franklin loan sales                     1,678      2,625      1,263      2,317      1,358      1,212       2,505
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
   TOTAL MORTGAGE LOAN SALES                        $    6,296  $   6,878  $   6,851  $   7,919  $   7,257  $   6,758   $   7,136
                                                    ==========  =========  =========  =========  =========  =========   =========

SERVICING DATA

NCM mortgage loans serviced for third parties       $  150,329  $ 150,290  $ 149,293  $ 146,958  $ 144,859  $ 143,750   $ 144,598
First Franklin mortgage loans serviced for
 third parties                                               -          -          -          -          -          -           -
                                                    ----------  ---------  ---------  ---------  ---------  ---------   ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $  150,329  $ 150,290  $ 149,293  $ 146,958  $ 144,859  $ 143,750   $ 144,598
                                                    ==========  =========  =========  =========  =========  =========   =========

(1)   Includes loans originated for sale and to be held in portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                         MARCH     FEBRUARY   JANUARY    DECEMBER   NOVEMBER   OCTOBER    SEPTEMBER
                                                          2005       2005       2005       2004       2004       2004        2004
                                                        --------   --------   --------   --------   --------   --------   ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $  2,335   $  1,685   $  1,585   $  2,234   $  2,347   $  2,372   $   2,335
  Weighted-average note rate                                6.97%      7.04%      7.01%      6.95%      6.88%      6.91%       7.02%
  Weighted-average credit score(2)                           654        651        651        653        652        654         653

SALES:
  Total sales of First Franklin loans to third parties  $  2,535          -   $  1,937   $  1,300   $  1,331   $  1,565   $   1,678
  Total production revenue                                    61         (5)        28         24         24         29          37

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $ 18,131   $ 18,706   $ 18,519   $ 18,260   $ 18,597   $ 18,273   $  18,116
Weighted-average note rate                                  6.77%      6.75%      6.74%      6.76%      6.85%      6.85%       6.84%
Weighted-average loan size                              $124,384   $126,423   $127,577   $126,680   $121,520   $122,564   $ 124,399
Weighted-average credit score(2)(4)                          648        648        648        648        649        648         650
First-lien weighted-average loan-to-value ratio(5)         77.64%     77.76%     77.76%     77.78%     77.79%     77.78%      77.80%

                                                         AUGUST      JULY       JUNE       MAY       APRIL      MARCH
                                                          2004       2004       2004       2004       2004       2004
                                                        --------   --------   --------   --------   --------   --------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $  2,666   $  2,742   $  3,556   $  2,786   $  2,440   $  2,463
  Weighted-average note rate                                7.08%      7.04%      6.74%      6.61%      6.61%      6.64%
  Weighted-average credit score(2)                           653        654        660        660        654        651

SALES:
  Total sales of First Franklin loans to third parties  $  2,625   $  1,263   $  2,317   $  1,358   $  1,212   $  2,505
  Total production revenue                                    66         25         81         44         40         85

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $ 17,729   $ 17,369   $ 16,714   $ 16,436   $ 16,062   $ 15,627
Weighted-average note rate                                  6.83%      6.83%      6.84%      6.91%      6.98%      7.06%
Weighted-average loan size                              $126,552   $128,843   $131,240   $129,969   $128,621   $126,960
Weighted-average credit score(2)(4)                          650        650        649        648        647        648
First-lien weighted-average loan-to-value ratio(5)         77.82%     77.83%     77.85%     77.94%     77.86%     77.84%

(1) First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3)   These loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                              38